Filed Pursuant to Rule 433
                                                    Registration No.: 333-132249



                       [BANC OF AMERICA SECURITIES LOGO]

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   The asset-backed securities referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of securities may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these securities, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

   Because the asset-backed securities are being offered on a "when, as and if issued" basis, any contract of sale will terminate, by its terms, without any further obligation or liability between us, if the securities themselves, or the particular class to which the contract relates, are not issued. In addition, since the asset-backed securities and the asset pools backing them are subject to modification or revision (including the possibility that one or more classes of securities may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus), any such contract also is conditioned upon the understanding that no material change will occur with respect to the relevant class of securities prior to the closing date. If a material change does occur with respect to such class, our contract will terminate, by its terms, without any further obligation or liability between us (the "Automatic Termination"). If an Automatic Termination occurs, we will provide you with revised offering materials reflecting the material change and give you an opportunity to purchase such class. To indicate your interest in purchasing the class, you must communicate to us your desire to do so within such timeframe as may be designated in connection with your receipt of the revised offering materials.

Mortgage Pass-Through Certificates, Series 2006-B

Banc of America Mortgage 2006-B Trust
Issuing Entity

$764,669,000 (approximate)

Classes 1-A-1, 1-A-2, 2-A-1, 2-A-2, 2-A-3, 2-A-4, 3-A-1, 3-A-2, 3-A-3, 3-A-4,
4-A-1, 4-A-2, 4-A-3, 4-A-4, B-1, B-2 and B-3 (the "Offered Certificates")

Banc of America Mortgage Securities, Inc.
Depositor

Bank of America, National Association
Sponsor and Servicer

October 11, 2006

[BANK OF AMERICA LOGO]

                                   DISCLAIMER

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase securities. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

The information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

                             IRS CIRCULAR 230 NOTICE

      THIS FREE WRITING PROSPECTUS IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING U.S. FEDERAL, STATE OR LOCAL TAX PENALTIES. THIS FREE WRITING PROSPECTUS IS WRITTEN AND PROVIDED BY THE UNDERWRITER IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN. INVESTORS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

The information contained in this free writing prospectus should be read in conjunction with the information contained in the Depositor's most recent base prospectus and the information provided by Banc of America Securities LLC (the "Underwriter"). The Depositor's most recent base prospectus referred to in this free writing prospectus is the base prospectus dated September 26, 2006 attached to the prospectus supplement dated September 26, 2006 relating to the Banc of America Alternative Loan Trust 2006-7 Mortgage Pass-Through Certificates, Series 2006-7 filed with the SEC under Rule 424(b)(5) of the Securities Act (SEC File No. 333-132249-07). You should carefully read this free writing prospectus and the base prospectus, as well as the information provided by the Underwriter, before you make any investment decision. Capitalized terms that are used but not defined in this free writing prospectus have the meaning given to those terms in the base prospectus.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW THIS DOCUMENT ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.

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[BANC OF AMERICA SECURITIES LOGO]     BoAMS 2006-B $764,669,000

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                               Table of Contents
--------------------------------------------------------------------------------

>> PRELIMINARY SUMMARY OF CERTIFICATES (TO ROLL).............................4

>> PRELIMINARY SUMMARY OF CERTIFICATES (TO MATURITY).........................6

>> PRELIMINARY SUMMARY OF TERMS..............................................8

>> PRELIMINARY CREDIT SUPPORT...............................................28

>> PRELIMINARY PRIORITY OF DISTRIBUTIONS....................................29

>> PRELIMINARY BOND SUMMARY (TO ROLL).......................................30

>> PRELIMINARY BOND SUMMARY (TO MATURITY)...................................35

>> RISK FACTORS.............................................................40

--------------------------------------------------------------------------------
                      Preliminary Summary of Certificates
--------------------------------------------------------------------------------

                                   To Roll(1)
--------------------------------------------------------------------------------

                                                                                Est.
                                                                      Est.     Prin.      Expected                    Expected
                          Approx.                                      WAL     Window     Maturity       Delay         Ratings
        Class             Size(2)       Interest - Principal Type     (yrs)    (mos)     @ 25% CPB        Days       (S&P/Fitch)
---------------------   ------------   ----------------------------   -----   --------   ----------   ------------   -----------
Offered Certificates
1-A-1                    $21,599,000   Variable - Pass-Through (3)    1.920    1 - 36    10/20/2009             19    AAA / AAA
1-A-2                     $1,003,000   Variable - Pass-Through (3)    1.920    1 - 36    10/20/2009             19    AAA / AAA
2-A-1                   $142,326,000   Variable - Pass-Through (4)    2.542    1 - 60    10/20/2011             19    AAA / AAA
2-A-2                   $108,132,000   Variable - Sequential (4)      1.800    1 - 57    07/20/2011             19    AAA / AAA
2-A-3                    $34,194,000   Variable - Sequential (4)      4.888   57 - 60    10/20/2011             19    AAA / AAA
2-A-4                    $13,222,000   Variable - Pass-Through (4)    2.542    1 - 60    10/20/2011             19    AAA / AAA
3-A-1                    $65,549,000   Variable - Pass-Through (5)    2.893    1 - 84    10/20/2013             19    AAA / AAA
3-A-2                    $49,727,000   Variable - Sequential (5)      1.800    1 - 57    07/20/2011             19    AAA / AAA
3-A-3                    $15,821,000   Variable - Sequential (5)      6.327   57 - 84    10/20/2013             19    AAA / AAA
3-A-4                     $6,090,000   Variable - Pass-Through (5)    2.893    1 - 84    10/20/2013             19    AAA / AAA
4-A-1                   $133,627,000   Variable - Pass-Through (6)    3.165    1- 120    10/20/2016             19    AAA / AAA
4-A-2                   $100,982,000   Variable - Sequential (6)      1.800    1 - 57    07/20/2011             19    AAA / AAA
4-A-3                    $32,645,000   Variable - Sequential (7)      7.389   57 - 120   10/20/2016             19    AAA / AAA
4-A-4                    $12,413,000   Variable - Pass-Through (6)    3.165   1 - 120    10/20/2016             19    AAA / AAA
B-1                      $18,868,000   Variable -- Subordinated (8)   4.937   1 - 120    10/20/2016             19    None / AA
B-2                       $5,391,000   Variable -- Subordinated (8)   4.937   1 - 120    10/20/2016             19    None / A
B-3                       $3,080,000   Variable -- Subordinated (8)   4.937   1 - 120    10/20/2016             19   None / BBB
Non-Offered Hereunder
---------------------   ------------   ----------------------------   -----   --------   -------------------------   -----------
B-4                       $1,925,000   Variable -- Subordinated (8)    N.A.        N.A.            N.A.                  N.A.
B-5                       $1,540,000   Variable -- Subordinated (8)    N.A.        N.A.            N.A.                  N.A.
B-6                       $1,925,682   Variable -- Subordinated (8)    N.A.        N.A.            N.A.                  N.A.
1-A-R                           $100   Variable - Pass-Through (3)     N.A.        N.A.            N.A.                  N.A.
4-IO                     $32,645,000     Fixed, Interest Only (9)      N.A.        N.A.            N.A.                  N.A.
                            (Notional
                             Amount)

(1) Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full by the Distribution Date occurring in the month of October 2009, October 2011, October 2013 and October 2016, respectively.

(2) Class sizes are subject to change.

(3) For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(4) For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(5) For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(6) For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(7) For each Distribution Date prior to and including the Distribution Date in October 2016, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus 0.48665%. For each Distribution Date on and after the Distribution Date in November 2016, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(8) Interest will accrue on these certificates at a per annum rate equal to the weighted average (based on the excess, if any, of the sum of the Mortgage Loans in each loan group over the sum of the Class Balances of the Senior Certificates in the related group) of the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans in each loan group.

(9) For each Distribution Date prior to and including the Distribution Date in October 2016, interest will accrue on these certificates at a rate equal to 0.48665% per annum. The pass-through rate on the Class 4-IO Certificates will be zero on and after the Distribution Date in November 2016.

                                  To Maturity
--------------------------------------------------------------------------------

                                                                                 Est.
                                                                       Est.     Prin.      Expected                    Expected
                          Approx.                                       WAL     Window     Maturity       Delay         Ratings
        Class             Size(1)        Interest - Principal Type     (yrs)   (mos)(2)   @ 25% CPB        Days       (S&P/Fitch)
---------------------   ------------   -----------------------------   -----   --------   ----------   ------------   -----------
Offered Certificates
1-A-1                    $21,599,000   Variable - Pass-Through (3)     3.280   1 - 479    09/20/2046             19    AAA / AAA
1-A-2                     $1,003,000   Variable - Pass-Through (3)     3.280   1 - 479    09/20/2046             19    AAA / AAA
2-A-1                   $142,326,000   Variable - Pass-Through (4)     3.286   1 - 480    10/20/2046             19    AAA / AAA
2-A-2                   $108,132,000   Variable - Sequential (4)       1.800    1 - 57    07/20/2011             19    AAA / AAA
2-A-3                    $34,194,000   Variable - Sequential (4)       7.983   57 - 480   10/20/2046             19    AAA / AAA
2-A-4                    $13,222,000   Variable - Pass-Through (4)     3.286   1 - 480    10/20/2046             19    AAA / AAA
3-A-1                    $65,549,000   Variable - Pass-Through (5)     3.303   1 - 479    09/20/2046             19    AAA / AAA
3-A-2                    $49,727,000   Variable - Sequential (5)       1.800    1 - 57    07/20/2011             19    AAA / AAA
3-A-3                    $15,821,000   Variable - Sequential (5)       8.028   57 - 479   09/20/2046             19    AAA / AAA
3-A-4                     $6,090,000   Variable - Pass-Through (5)     3.303   1 - 479    09/20/2046             19    AAA / AAA
4-A-1                   $133,627,000   Variable - Pass-Through (6)     3.335   1 - 479    09/20/2046             19    AAA / AAA
4-A-2                   $100,982,000   Variable - Sequential (6)       1.800    1 - 57    07/20/2011             19    AAA / AAA
4-A-3                    $32,645,000   Variable - Sequential (7)       8.083   57 - 479   09/20/2046             19    AAA / AAA
4-A-4                    $12,413,000   Variable - Pass-Through (6)     3.335   1 - 479    09/20/2046             19    AAA / AAA
B-1                      $18,868,000   Variable -- Subordinated (8)    6.047   1 - 479    10/20/2046             19    None / AA
B-2                       $5,391,000   Variable -- Subordinated (8)    6.047   1 - 479    10/20/2046             19    None / A
B-3                       $3,080,000   Variable -- Subordinated (8)    6.047   1 - 479    10/20/2046             19   None / BBB
Non-Offered Hereunder
---------------------   ------------   -----------------------------   -----   --------   ----------   ------------   -----------
B-4                       $1,925,000   Variable -- Subordinated (8)     N.A.      N.A.              N.A.                 N.A.
B-5                       $1,540,000   Variable -- Subordinated (8)     N.A.      N.A.              N.A.                 N.A.
B-6                       $1,925,682   Variable -- Subordinated (8)     N.A.      N.A.              N.A.                 N.A.
1-A-R                           $100   Variable - Pass-Through (3)      N.A.      N.A.              N.A.                 N.A.
4-IO                      $32,645,00     Fixed, Interest Only (9)       N.A.      N.A.              N.A.                 N.A.
                           (Notional
                             Amount)

(1) Class sizes are subject to change.

(2) Estimated Principal Window (except with respect to the Sequential Class A Certificates) and Expected Final Maturity are calculated based on the maturity date of the latest maturing loan for each loan group.

(3) For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(4) For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(5) For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(6) For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(7) For each Distribution Date prior to and including the Distribution Date in October 2016, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date) minus 0.48665%. For each Distribution Date on and after the Distribution Date in November 2016, interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(8) Interest will accrue on these certificates at a per annum rate equal to the weighted average (based on the excess, if any, of the sum of the Mortgage Loans in each loan group over the sum of the Class Balances of the Senior Certificates in the related group) of the weighted average of the Net Mortgage Interest Rates of the Mortgage Loans in each loan group.

(9) For each Distribution Date prior to and including the Distribution Date in October 2016, interest will accrue on these certificates at a rate equal to 0.48665% per annum. The pass-through rate on the Class 4-IO Certificates will be zero on and after the Distribution Date in November 2016.

--------------------------------------------------------------------------------
                          Preliminary Summary of Terms
--------------------------------------------------------------------------------

Transaction.................. Banc of America Mortgage Securities Inc., Mortgage
                              Pass-Through Certificates, Series 2006-B

Issuing Entity............... Banc of America Mortgage 2006-B Trust

Depositor.................... Banc of America Mortgage Securities, Inc.

Underwriter.................. Banc of America Securities LLC

Sponsor and Servicer......... Bank of America, National Association

Trustee...................... Wells Fargo Bank, N.A.

Rating Agencies.............. At least two of Standard & Poor's, a division of
                              The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. and/or Fitch Ratings will rate the offered Senior Certificates. At least one of the above Rating Agencies will rate the Offered Subordinate Certificates.

Transaction Size............. $770,059,782 (+/- 5%)

Securities Offered........... $21,599,000 Class 1-A-1 Certificates

                              $1,003,000 Class 1-A-2 Certificates

                              $142,326,000 Class 2-A-1 Certificates

                              $108,132,000 Class 2-A-2 Certificates

                              $34,194,000 Class 2-A-3 Certificates

                              $13,222,000 Class 2-A-4 Certificates

                              $65,549,000 Class 3-A-1 Certificates

                              $49,727,000 Class 3-A-2 Certificates

                              $15,821,000 Class 3-A-3 Certificates

                              $6,090,000 Class 3-A-4 Certificates

                              $133,627,000 Class 4-A-1 Certificates

                              $100,982,000 Class 4-A-2 Certificates

                              $32,645,000 Class 4-A-3 Certificates

                              $12,413,000 Class 4-A-4 Certificates

                              $18,868,000 Class B-1 Certificates

                              $5,391,000 Class B-2 Certificates

                              $3,080,000 Class B-3 Certificates

The Mortgage Pool............ The "Mortgage Pool" will consist of four groups of adjustable rate, fully-amortizing mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family properties. All of the Mortgage Loans were originated or acquired by Bank of America, National Association, which is an affiliate of the Depositor and Banc of America Securities LLC. Certain of the Mortgage Loans were originated using the sponsor's "Alternative A" underwriting standards. These underwriting standards are different from and, in certain respects, less stringent than the general underwriting standards employed by the Sponsor. For a description of the underwriting standards generally applicable to the Mortgage Loans, see "The Mortgage Loan Programs -- Mortgage Loan Underwriting -- Bank of America General Underwriting Standards" and "-- Bank of America Alternative Underwriting Standards" in the base prospectus. See the Collateral Summary at the end of this Free Writing Prospectus for the expected approximate percentage of Mortgage Loans in each loan group and the Mortgage Pool (in each case, by aggregate Stated Principal Balance as of the Cut-off Date) originated using the Sponsor's "Alternative A" underwriting standards.

                              The Senior Certificates are also divided into four groups. Other than as to certain cross-collateralization payments, the Senior Certificates whose class designations begin with "1" correspond to loan group 1, the Senior Certificates whose class designations begin with "2" correspond to loan group 2, the Senior Certificates whose class designations begin with "3" correspond to loan group 3 and the Senior Certificates whose class designations begin with "4" correspond to loan group 4. The Subordinate Certificates correspond to all four loan groups.

Group 1 Mortgage Loans....... 3/1 Hybrid ARM Residential Mortgage Loans: fully amortizing, one-to-four family, first lien mortgage loans. The Group 1 Mortgage Loans have a fixed interest rate for approximately 3 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 67.44% of the Group 1 Mortgage Loans require only payments of interest until the month following the first rate adjustment date.

Group 2 Mortgage Loans....... 5/1 Hybrid ARM Residential Mortgage Loans: fully amortizing, one-to-four family, first lien mortgage loans. The Group 2 Mortgage Loans have a fixed interest rate for approximately 5 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 67.05% of the Group 2 Mortgage Loans require only payments of interest until the month following the first rate adjustment date.

Group 3 Mortgage Loans....... 7/1 Hybrid ARM Residential Mortgage Loans: fully amortizing, one-to-four family, first lien mortgage loans. The Group 3 Mortgage Loans have a fixed interest rate for approximately 7 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 70.45% of the Group 3 Mortgage Loans require only payments of interest until the month following the first rate adjustment date.

Group 4 Mortgage Loans....... 10/1 Hybrid ARM Residential Mortgage Loans: fully amortizing, one-to-four family, first lien mortgage loans. The Group 4 Mortgage Loans have a fixed interest rate for approximately 10 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 88.12% of the Group 4 Mortgage Loans require only payments of interest until the month following the first rate adjustment date.

Expected Pricing Date........ Week of October 16, 2006

Expected Closing Date........ On or about October 30, 2006

Distribution Date............ 20th of each month, or the next succeeding business day (First Distribution Date: November 20, 2006).

Cut-off Date................. October 1, 2006

Senior Certificates.......... Class 1-A-1, Class 1-A-2, Class 1-A-R, Class
                              2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4,
                              Class 3-A-1, Class 3-A-2, Class 3-A-3, Class
                              3-A-4, Class 4-A-1, Class 4-A-2, Class 4-A-3,
                              Class 4-A-4 and Class 4-IO Certificates. The Class 1-A-R and Class 4-IO Certificates are not offered hereunder.

Subordinate Certificates..... Class B-1, Class B-2, Class B-3, Class B-4, Class
                              B-5 and Class B-6 Certificates (the "Class B
                              Certificates"). The Class B-1, Class B-2 and Class B-3 Certificates (the "Offered Subordinate Certificates") are the only Subordinate Certificates offered hereunder.

Group 1-A Certificates....... Class 1-A-1, Class 1-A-2 and Class 1-A-R
                              Certificates

Group 2-A Certificates....... Class 2-A-1, Class 2-A-2, Class 2-A-3 and Class
                              2-A-4 Certificates

Group 3-A Certificates....... Class 3-A-1, Class 3-A-2, Class 3-A-3 and Class
                              3-A-4 Certificates

Group 4-A Certificates....... Class 4-A-1, Class 4-A-2, Class 4-A-3 and Class
                              4-A-4 Certificates

Super Senior Certificates.... Class 1-A-1, Class 2-A-1, Class 2-A-2, Class
                              2-A-3, Class 3-A-1, Class 3-A-2, Class 3-A-3,
                              Class 4-A-1, Class 4-A-2 and Class 4-A-3
                              Certificates

Super Senior Support
Certificates................. Class 1-A-2, Class 2-A-4, Class 3-A-4 and Class
                              4-A-4 Certificates

Sequential Class A
Certificates................. Class 2-A-2, Class 2-A-3, Class 3-A-2, Class
                              3-A-3, Class 4-A-2 and Class 4-A-3 Certificates

Exchangeable Certificates and
Exchangeable REMIC
Certificates................. If indicated in the prospectus supplement, a class or combination of classes of exchangeable REMIC certificates may be exchangeable for certain class or classes of exchangeable certificates in certain combinations specified in the prospectus supplement.

Day Count.................... 30/360

Prepayment Speed............. 25% CPB. CPB represents an assumed rate of principal prepayment each year relative to the then outstanding principal balance of a pool of mortgage loans. In addition, CPB assumes the outstanding principal of each mortgage loans will be prepaid in full at the end of its respective fixed-rate period. A prepayment assumption of 0% CPB assumes constant prepayment rates of 0% per annum until the initial rate adjustment date, a prepayment assumption of 15% CPB assumes constant prepayment rates of 15% per annum until the initial rate adjustment date, a prepayment rate of 25% CPB assumes constant prepayment rates of 25% per annum until the initial rate adjustment date and so forth. Constant Prepayment Date ("CPR"), represents as assumed rate of principal prepayment each year relative to the then-outstanding principal balance of a pool of mortgage loans for the life of such mortgage loans.

Clearing..................... DTC, Clearstream and Euroclear

Denominations................     Original           Minimum        Incremental
                              Certificate Form    Denominations    Denominations
                              --------------------------------------------------
  Class A Offered               Book Entry          $1,000            $1
  Certificates
                              --------------------------------------------------
  Class B-1, Class B-2 and      Book Entry         $25,000            $1
  Class B-3 Certificates

Determination Date........... For any Distribution Date, the 16th day of the
                              month in which the Distribution Date occurs or, if that day is not a business day, the immediately preceding business day.

Record Date.................. For any Distribution Date, the close of business on the last business day of the month preceding the month of that Distribution Date.

SMMEA Eligibility............ The Senior Certificates and the Class B-1
                              Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

ERISA Eligibility............ A fiduciary or other person acting on behalf of any employee benefit plan or arrangement, including an individual retirement account, subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the Code or any federal, state or local law ("Similar Law") which is similar to ERISA or the Code (collectively, a "Plan") should carefully review with its legal advisors whether the purchase or holding of an Offered Certificate could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or Similar Law.

                              The U.S. Department of Labor has extended to Banc of America Securities LLC an administrative exemption (the "Exemption") from certain of the prohibited transaction rules of ERISA and the related excise tax provisions of Section 4975 of the Code with respect to the initial purchase, the holding and the subsequent resale by certain Plans of certificates in pass-through trusts that consist of certain receivables, loans and other obligations that meet the conditions and requirements of the Exemption.

                              The Exemption may cover the acquisition and holding of the Offered Certificates by the Plans to which it applies provided that all conditions of the Exemption other than those within the control of the investors are met. In addition, as of the date hereof, there is no single mortgagor that is the obligor on 5% of the initial balance of the Mortgage Pool.

                              Prospective Plan investors should consult with their legal advisors concerning the impact of ERISA, the Code and Similar Law, the applicability of PTE 83-1 and the Exemption, and the potential consequences in their specific circumstances, prior to making an investment in the Offered Certificates. Moreover, each Plan fiduciary should determine whether under the governing plan instruments and the applicable fiduciary standards of investment prudence and diversification, an investment in the Offered Certificates is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.

Tax Structure................ For federal income tax purposes, the Trust will be treated as one or more "real estate mortgage investment conduits" (each, a "REMIC").

                              o The Senior Certificates (other than the residual
                                certificate and any exchangeable certificates) and the Subordinate Certificates will constitute "regular interests" in a REMIC and will be treated as newly-originated debt instruments for most federal income tax purposes.

                              o The residual certificate will represent the sole
                                "residual interest" in each REMIC.

                              You must report income received on your Offered Certificates as it accrues from Distribution Date to Distribution Date, even if it is before such income is distributed in cash to you.

                              Certain classes of Offered Certificates may be issued with "original issue discount." If your class of Offered Certificates is issued with original issue discount, you must report original issue discount income over the life of your Certificate, often well before such income is distributed in cash to you.

                              If you hold an Offered Certificate that is an exchangeable certificate, you should be aware that the arrangement under which any exchangeable certificates are created will be classified as a grantor trust and each class of exchangeable certificates so created will represent beneficial ownership of an interest in each related exchangeable REMIC certificate.

Optional Termination Date.... On any Distribution Date on which the aggregate
                              Stated Principal Balance of the Mortgage Loans is less than 10% of the initial aggregate unpaid principal balance of the Mortgage Loans as of the Cut-off Date, the Depositor may, at its option, subject to certain conditions, purchase the Mortgage Loans, which would effect an early retirement of the Certificates.

The Pooling Agreement........ The Certificates will be issued pursuant to a
                              Pooling and Servicing Agreement (the "Pooling Agreement") to be dated the Closing Date, among the Depositor, the Servicer and the Trustee.

Principal Distribution....... Principal will be allocated to the certificates according to the Priority of Distributions:

                              The Senior Principal Distribution Amount for Group 1 will generally be allocated, sequentially, as follows:

                                    first, to the Class 1-A-R Certificate; and

                                    second, to the Class 1-A-1 and Class 1-A-2
                                 Certificates, pro rata, until their Class
                                 Balances have been reduced to zero.

                              The Senior Principal Distribution Amount for Group 2 will generally be allocated to the Group 2-A Certificates, concurrently, as follows:

                                    (A) approximately [95.5612104447]%,
                                 concurrently, as follows:

                                             (i)approximately [50.00]% to the
                                         Class 2-A-1 Certificates until their
                                         Class Balance has been reduced to zero;
                                         and

                                             (ii) approximately, [50.00]%,
                                         sequentially, to the Class 2-A-2 and
                                         Class 2-A-3 Certificates, in that
                                         order, until their Class Balances have
                                         been reduced to zero; and

                                    (B) approximately [4.4387895553]% to the
                                 Class 2-A-4 Certificates until their Class
                                 Balance has been reduced to zero.

                              The Senior Principal Distribution Amount for Group 3 will generally be allocated to the Group 3-A Certificates, concurrently, as follows:

                                    (A) approximately [95.5608038663]%,
                                 concurrently, as follows:

                                             (i) approximately [50.0003813970]%
                                         to the Class 3-A-1 Certificates until
                                         their Class Balance has been reduced to
                                         zero; and

                                             (ii) approximately
                                         [49.9996186030]%, sequentially, to the
                                         Class 3-A-2 and Class 3-A-3
                                         Certificates, in that order, until
                                         their Class Balances have been reduced
                                         to zero; and

                                    (B) approximately [4.4391961337]% to the
                                 Class 3-A-4 Certificates until their Class
                                 Balance has been reduced to zero.

                              The Senior Principal Distribution Amount for Group 4 will generally be allocated to the Group 4-A Certificates, concurrently, as follows:

                                    (A) approximately [95.5615070781]%,
                                 concurrently, as follows:

                                             (i) approximately [50.00]% to the
                                         Class 4-A-1 Certificates until their
                                         Class Balance has been reduced to zero;
                                         and

                                             (ii) approximately [50.00]%,
                                         sequentially, to the Class 4-A-2 and
                                         Class 4-A-3 Certificates, in that
                                         order, until their Class Balances have
                                         been reduced to zero; and

                                    (B) approximately [4.4384929219]% to the
                                 Class 4-A-4 Certificates until their Class
                                 Balance has been reduced to zero.

                                    The Class 4-IO Certificates are Interest
                                 Only Certificates and are not entitled to any distributions of principal.

                                    (Please see the Preliminary Priority of
                                 Distributions section.)

                              On each Distribution Date, each class of Subordinate Certificates that is entitled to receive a principal distribution will receive (i) its pro rata share (calculated based on the Class Balances of all the Subordinate Certificates) of the amounts described in clause (a) of the definition of Subordinate Principal Distribution Amount for each loan group and (ii) its pro rata share (calculated based on the Class Balances of all Subordinate Certificates that are entitled to receive a principal distribution) of the amounts described in clause (ii) of the definition of Subordinate Principal Distribution Amount for each loan group, to the extent of the remaining Pool Distribution Amounts from all loan groups. For each class of Subordinate Certificates, if on any Distribution Date the Fractional Interest is less than the Fractional Interest for that class on the Closing Date, no classes junior to that class will be entitled to receive a principal distribution of the type described in clause (b) of the definition of Subordinate Principal Distribution Amount. Distributions of principal on the Subordinate Certificates that are entitled to receive a principal distribution on a Distribution Date will be made sequentially in numerical order, beginning with the Class B-1 Certificates, until each class has received its pro rata share for the Distribution Date.

                              The "Fractional Interest" for any Distribution Date and each class of Subordinate Certificates will equal (i) the sum of the Class Balances of all classes of Subordinate Certificates that have a higher number, divided by (ii) the sum of the Pool Principal Balances for all loan groups for the Distribution Date.

Shifting Interest Structure.. Additional credit enhancement is provided by the allocation, subject to certain exceptions, of all principal prepayments and certain liquidation proceeds on the mortgage loans in a loan group to the Senior Certificates of the related group during the first seven years after the closing date. In addition, a reduced, but still disproportionately large, allocation of these principal collections to those Senior Certificates will occur during the eighth through eleventh years following the closing date. The disproportionate allocation of prepayments and certain liquidation proceeds on the mortgage loans in a loan group will accelerate the amortization of the related Senior Certificates relative to the amortization of the subordinate certificates. As a result, it is more likely that the credit support percentage for the Senior Certificates of a group will be maintained and may be increased during the first eleven years.

Interest Accrual............. Interest will accrue on the Offered Certificates during each one-month period ending on the last day of the month preceding the month in which each Distribution Date occurs. The initial interest accrual period will be deemed to have commenced on October 1, 2006. Interest that accrues on such class of Certificates during an interest accrual period will be calculated on the assumption that distributions that reduce the Class Balances thereof on the Distribution Date in that interest accrual period are made on the first day of the interest accrual period. Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

                              The amount of interest that will accrue on your Certificates during each interest accrual period is equal to:

                              (a) one-twelfth of the pass-through rate for your
                                  class multiplied by the principal balance of your Certificate on the Distribution Date, minus

                              (b) the amount allocated to your class of certain
                                  interest shortfalls arising from the timing of prepayments on the Mortgage Loans, interest limitations applicable to certain military or similar personnel and interest losses allocated to your class.

Advances..................... Subject to certain limitations, the Servicer will be required pursuant to the Pooling Agreement to advance (any such advance, an "Advance") prior to each Distribution Date an amount equal to the aggregate of payments of principal and interest (net of the Servicing Fee) which were due on the related due date on the Mortgage Loans and which were delinquent on the related Determination Date. Advances made by the Servicer will be made from its own funds or funds available for future distribution. The obligation to make an Advance with respect to any Mortgage Loan will continue until the ultimate disposition of the REO Property or Mortgaged Property relating to such Mortgage Loan. An "REO Property" is a Mortgaged Property that has been acquired by the Trust through foreclosure or grant of a deed in lieu of foreclosure.

                              The Servicer is obligated to make Advances if the Advances are, in its good faith judgment, recoverable from future payments and collections or insurance payments or proceeds of liquidation of the related Mortgage Loans. If the Servicer determines that an Advance previously made is not recoverable from future payments and collections, it is entitled to reimbursement of such funds from the custodial account.

Administrative Fee........... The Administrative Fees with respect to the Trust are payable out of the interest payments received on each Mortgage Loan. The "Administrative Fees" consist of (a) servicing compensation payable to the Servicer in respect of its servicing activities (the "Servicing Fee") and (b) fees paid to the Trustee. The Administrative Fees will accrue on the Stated Principal Balance of each Mortgage Loan at a rate (the "Administrative Fee Rate") equal to the sum of the Servicing Fee Rate for such Mortgage Loan and the Trustee Fee Rate. The "Trustee Fee Rate" will be 0.00325% per annum. The Servicing Fee Rate for loan group 1 will be 0.375% per annum and the Servicing Fee Rate for loan group 2, loan group 3 and loan group 4 will be 0.250% per annum.

Class Balance................ The "Class Balance" of a class of Certificates at any time will equal its initial Class Balance, or in the case of a class of Exchangeable REMIC Certificates or Exchangeable Certificates, the portion of the maximum initial Class Balance then represented by the outstanding Certificates of such class of the maximum initial Class Balance less (i) all distributions of principal made to such class, and (ii) losses allocated to such class. The Class 4-IO Certificates are Interest Only Certificates and have no Class Balance.

Compensating Interest........ The aggregate Servicing Fee payable to the
                              Servicer for any month will be reduced by an amount equal to the lesser of (i) the prepayment interest shortfall for such Distribution Date and
                              (ii) one-twelfth of 0.25% of the balance of the Mortgage Loans. Such amounts will be used to cover full or partial prepayment interest shortfalls, if any, of the Mortgage Loans.

Interest Distribution Amount. The Interest Distribution Amount for any class of
                              Offered Certificates will be equal to the sum of
                              (i) interest accrued during the related Interest Accrual Period at the applicable pass-through rate on the related Class Balance and (ii) the sum of the amounts, if any, by which the amount described in clause (i) above on each prior Distribution Date exceeded the amount actually distributed as interest on each prior Distribution Date and not subsequently distributed.

Net Mortgage Interest Rate... As to any Mortgage Loan and Distribution Date, the
                              excess of its mortgage interest rate over the Administrative Fee Rate.

Pool Distribution Amount..... The Pool Distribution Amount for each loan group with respect to any Distribution Date will be equal to the sum of (i) all scheduled installments of interest (net of the related Servicing Fee) and principal due on the Mortgage Loans in such loan group on the due date in the month in which such Distribution Date occurs and received prior to the related Determination Date, together with any advances in respect thereof or any compensating interest allocable to the Mortgage Loans in such loan group; (ii) all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to the Mortgage Loans in such loan group, to the extent such proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the Servicer's normal servicing procedures, and all other cash amounts received and retained in connection with the liquidation of defaulted Mortgage Loans in such loan group, by foreclosure or otherwise, during the calendar month preceding the month of such Distribution Date (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any);
                              (iii) all partial or full prepayments received on the Mortgage Loans in such loan group during the calendar month preceding the month of such Distribution Date; and (iv) any substitution adjustment payments in connection with any defective Mortgage Loan in such loan group received with respect to such Distribution Date or amounts received in connection with the optional termination of the Trust as of such Distribution Date, reduced by amounts in reimbursement for advances previously made and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling and Servicing Agreement. The Pool Distribution Amounts will not include any profit received by the Servicer on the foreclosure of a Mortgage Loan. Such amounts, if any, will be retained by the Servicer as additional servicing compensation.

Pool Principal Balance....... The "Pool Principal Balance" for a loan group for any Distribution Date equals the sum of the Stated Principal Balances of the Mortgage Loans in that loan group outstanding on the Due Date in the month preceding the month of that Distribution Date.

Senior Credit Support
Depletion Date............... The date on which the aggregate Class Balance of the Subordinate Certificates has been reduced to zero.

Senior Percentage............ The Senior Percentage for a loan group on any
                              Distribution Date will equal (i) the aggregate Class Balance of the Senior Certificates of the related Group immediately prior to such date, divided by (ii) the Pool Principal Balance of such loan group for such date.

Subordinate Percentage....... The Subordinate Percentage for a loan group for any Distribution Date will equal 100% minus the Senior Percentage for such loan group for such date.

Subordinate Prepayment
Percentage................... The Subordinate Prepayment Percentage for a loan group for any Distribution Date will equal 100% minus the Senior Prepayment Percentage for such loan group for such date.

Senior Prepayment Percentage. For the following Distribution Dates, will be as follows:

                                                           Senior Prepayment
                                 Distribution Date             Percentage
                              -----------------------    -----------------------
                               November 2006 through             100%;
                                    October 2013
                               November 2013 through     the applicable Senior
                                    October 2014         Percentage plus, 70%
                                                         of the applicable
                                                         Subordinate
                                                         Percentage;
                               November 2014 through     the applicable Senior
                                    October 2015         Percentage plus, 60%
                                                         of the applicable
                                                         Subordinate
                                                         Percentage;
                               November 2015 through     the applicable Senior
                                    October 2016         Percentage plus, 40%
                                                         of the applicable
                                                         Subordinate
                                                         Percentage;
                               November 2016 through     the applicable Senior
                                    October 2017         Percentage plus, 20%
                                                         of the applicable
                                                         Subordinate
                                                         Percentage;
                                 November 2017 and       the applicable Senior
                                     thereafter          Percentage;

                              provided, however,

                              (i) if on any Distribution Date the percentage equal to (x) the sum of the Class Balances of the Senior Certificates of all Groups divided by (y) the Pool Principal Balance of all loan groups (such percentage, the "Total Senior Percentage") exceeds such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for all loan groups for such Distribution Date will equal 100%,

                              (ii) if for each Group of Certificates on any Distribution Date prior to the November 2009 Distribution Date, prior to giving effect to any distributions, the percentage equal to the aggregate Class Balance of the Subordinate Certificates divided by the aggregate Principal Balance of all the loan groups (the "Total Subordinate Percentage") is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each loan group for that Distribution Date will equal the applicable Senior Percentage for each loan group plus 50% of the Subordinate Percentage for each loan group, and

                              (iii) if for each Group of Certificates on or
                                    after the November 2009 Distribution Date, prior to giving effect to any distributions, the Total Subordinate Percentage is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each loan group for that Distribution Date will equal the Senior Percentage for each loan group.

                              In addition, if on any Distribution Date as to which clause (ii) or (iii) above would apply, (i) the outstanding principal balance of all Mortgage Loans (including, for this purpose, any Mortgage Loans in foreclosure, any REO Property and any Mortgage Loan for which the mortgagor has filed for bankruptcy after the Closing Date) delinquent 60 days or more (averaged over the preceding six-month period), as a percentage of the sum of the Class Balances of the Subordinate Certificates, is equal to or greater than 50% or
                              (ii) cumulative Realized Losses on the Mortgage Loans exceed the percentages of the sum of the Class Balances of the Subordinate Certificates on the Closing Date (the "Original Subordinate Principal Balance") indicated below

                                                                    Percentage
                                                                        of
                                                                     Original
                                                                    Subordinate
                                                                     Principal
                              Distribution Date Occurring In          Balance
                              ------------------------------        ------------
                              November 2006 through October
                              2009......................                20%
                              November 2009 through October
                              2014......................                30%
                              November 2014 through October
                              2015......................                35%
                              November 2015 through October
                              2016......................                40%
                              November 2016 through October
                              2017......................                45%
                              November 2017 and
                              thereafter................                50%

                              then no decrease in the share of the applicable Subordinate Percentage (for calculating the applicable Senior Prepayment Percentage) will occur, and the Senior Prepayment Percentages will be calculated without taking into account clause
                              (ii) or (iii) of the paragraph above.

Principal Amount............. The Principal Amount for any Distribution Date and
                              any loan group will equal the sum of (a) all monthly payments of principal due on each Mortgage Loan in such loan group on the related due date,
                              (b) the principal portion of the purchase price (net of unreimbursed advances and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling and Servicing Agreement) of each Mortgage Loan in such loan group that was repurchased by the Depositor pursuant to the Pooling and Servicing Agreement and received during the calendar month preceding the month of that Distribution Date, (c) any substitution adjustment payments (net of unreimbursed advances and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling and Servicing Agreement) in connection with any defective Mortgage Loan in such loan group received during the calendar month preceding the month of that Distribution Date, (d) any liquidation proceeds (net of unreimbursed expenses and unreimbursed advances, if any) allocable to recoveries of principal of any Mortgage Loans in such loan group that are not yet liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan in such loan group that became a liquidated Mortgage

                              Loan during the calendar month preceding the month of such Distribution Date, the amount of liquidation proceeds (other than any foreclosure profits net of unreimbursed expenses and unreimbursed advances, if any) allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date and (f) all Principal Prepayments on any Mortgage Loans in such loan group received during the calendar month preceding the month of such Distribution Date.

Senior Principal Distribution
Amount....................... The Senior Principal Distribution Amount for a
                              loan group for any Distribution Date will equal the sum of (i) the Senior Percentage for such loan group of all amounts described in clauses (a) through (d) of the definition of "Principal Amount" for such loan group and such Distribution Date and (ii) the Senior Prepayment Percentage of the amounts described in clauses (e) and (f) of the definition of "Principal Amount" for such loan group and such Distribution Date subject to certain reductions due to losses.

Exchangeable REMIC
Certificates and
Exchangeable Certificates.... Certain Classes of Offered Certificates identified as "Exchangeable REMIC Certificates" may be exchanged in certain allowable combinations (a "REMIC Combination") for a proportionate interest in certain related Certificates identified as "Exchangeable Certificates." All or a portion of the Exchangeable Certificates in an Exchangeable Combination may also be exchanged for a proportionate interest in each class of Exchangeable REMIC Certificates in the related REMIC Combination in the same manner. This process may occur repeatedly.

                              The classes of Exchangeable REMIC Certificates and of Exchangeable Certificates that are outstanding at any given time, and the outstanding Class Balances and notional amounts, if any, of these classes, will depend upon any related distributions of principal, as well as any exchanges that occur. Exchangeable REMIC Certificates and Exchangeable Certificates in any combination may be exchanged only in the proportion that the maximum initial Class Balances and notional amounts, if any, of such Certificates bear to one another as shown in the prospectus supplement.

                              Holders of each class of Exchangeable Certificates in an allowable combination will be the beneficial owners of a proportionate interest in the Exchangeable REMIC Certificates of the related REMIC Combination.

                              In the event that Exchangeable REMIC Certificates are exchanged for an allowable combination of Exchangeable Certificates, then

                              o  the aggregate principal balance of the
                                 Exchangeable Certificates received in the exchange will equal the aggregate principal balance, immediately prior to the exchange, of the Exchangeable REMIC Certificates so exchanged; and

                              o the aggregate amount of interest and principal payable on each distribution date with respect to the Exchangeable Certificates received in the exchange will equal the aggregate amount of interest and principal that would have been payable on the Exchangeable REMIC Certificates so exchanged if the exchange had not occurred; and

                              o the aggregate amount of principal and interest losses and interest shortfalls allocated to the Exchangeable Certificates received in the exchange will equal the aggregate amount of principal and interest losses and interest shortfalls that would have been allocated to the Exchangeable REMIC Certificates so exchanged if the exchange had not occurred.

                              Each class of Exchangeable Certificates in an allowable combination (other than a class of interest only certificates, if any) will be entitled to its proportionate share of the principal distributions that would have been payable on the Exchangeable REMIC Certificates so exchanged if the exchange had not occurred. In addition, each class of Exchangeable Certificates (other than a class of interest only certificates, if any) in an allowable combination will bear a proportionate share of principal losses that would have been allocated to the Exchangeable REMIC Certificates so exchanged if the exchange had not occurred.

Subordinate Principal
Distribution Amount.......... The Subordinate Principal Distribution Amount for
                              a loan group for any Distribution Date will equal the sum of (i) the Subordinate Percentage for such loan group of the amounts described in clauses (a) through (d) of the definition of "Principal Amount" for such loan group and such Distribution Date and (ii) the Subordinate Prepayment Percentage for such loan group of the amounts described in clauses (e) and (f) of the definition of "Principal Amount" for such loan group and such Distribution Date.

The Sponsor and
the Servicer................. Bank of America, National Association ("Bank of
                              America") will serve as the sponsor (the
                              "Sponsor") and the servicer (the "Servicer") of the Certificates.

                              See "The Sponsor," "The Mortgage Loan Programs," "Servicing of the Mortgage Loans" and "The Pooling Agreement" in the base prospectus for more information about the Sponsor, its securitization programs, its solicitation and underwriting criteria used to originate the Mortgage Loans and its material roles and duties in this transaction.

                              All of the Mortgage Loans will be serviced by the Servicer in accordance with the terms of the Pooling Agreement. The Servicer may perform any of its obligations under the Pooling Agreement through one or more subservicers. Despite the existence of subservicing arrangements, the Servicer will be liable for its servicing duties and obligations under the Pooling Agreement as if the Servicer alone were servicing the Mortgage Loans. See "The Sponsor," "Servicing of the Mortgage Loans -- The Servicers," "-- Servicing Experience and Procedures of Bank of America" and "The Pooling Agreement" in the base prospectus for more information about the Servicer, the Servicer's experience, its servicing procedures and its obligations under the Pooling Agreement.

Static Pool
Information.................. Information concerning the Sponsor's prior residential mortgage loan securitizations involving adjustable-rate first lien mortgage loans issued by the Depositor or the Depositor's predecessor is available on the internet at http://www.bofa.com/boams. Although those securitizations involve adjustable-rate first lien mortgage loans, such mortgage loans were underwritten in accordance with the Sponsor's general underwriting guidelines described in the prospectus under "The Mortgage Loan Programs--Mortgage Loan Underwriting--Bank of America General Underwriting Standards," while the Mortgage Loans included in the Mortgage Pool were underwritten either under the Sponsor's general underwriting guidelines or the Sponsor's alternative underwriting guidelines described in the prospectus under "The Mortgage Loan Programs -- Mortgage Loan Underwriting -- Bank of America Alternative Underwriting Standards." Mortgage loans underwritten in accordance with alternative underwriting guidelines may experience rates of delinquencies, defaults, foreclosure, bankruptcy and loss that are higher than those experienced by mortgage loans underwritten using the sponsor's general underwriting standards. Therefore, the static pool information provided regarding the adjustable-rate mortgage loans may not be an appropriate guide for assessing future performance of this series, which consists of mortgage loans underwritten using the Sponsor's alternative underwriting guidelines and general underwriting guidelines. The Sponsor also maintains on that website, for the information of investors, statistical data concerning the Sponsor's prior residential mortgage loan securitizations involving (i) fixed-rate first lien mortgage loans underwritten in accordance with the Sponsor's general underwriting guidelines and (ii) first lien mortgage loans underwritten in accordance with the Sponsor's general alternative underwriting guidelines, in each case, issued by the Depositor or the Depositor's predecessor.

                              Without charge or registration, investors can view on this website the following information for each of those securitizations:

                              o     summary initial pool information; and

                              o delinquency, cumulative loss, and prepayment information as of each Distribution Date for the five years preceding the date of first use of the prospectus supplement.

                              In the event any changes or updates are made to the information available on the Sponsor's website, the Depositor will provide a copy of the original information upon request to any person who writes or calls the Depositor. The Depositor's address is 214 North Tryon Street, Mail Code NC1-027-22-02, Charlotte, North Carolina 28255. Its telephone number is (704) 387-8239.

                              This static pool data may have been influenced in the past by factors beyond the Sponsor's control, such as unusually robust housing prices, low interest rates and changes in product type. Therefore, the performance of prior residential mortgage loan securitizations may not be indicative of the future performance of the Mortgage Loans.

Allocation of Losses......... On each Distribution Date, any Realized Loss will be allocated first to the Subordinate
                              Certificates, in reverse numerical order
                              (beginning with the class of Subordinate
                              Certificates then outstanding with the highest number), in each case until the Class Balance of each class of Subordinate Certificates has been reduced to zero, and then to the Senior Certificates of the related group pro rata based on their Class Balances.

                              This allocation of Realized Losses will be accomplished on each Distribution Date by reducing the Class Balance of the class of Subordinate Certificates then outstanding with the highest number if and to the extent that the sum of the Class Balances of all classes of Certificates (after taking into account the amount of all distributions to be made on the Distribution Date) exceeds the sum of the Adjusted Pool Amounts for the Distribution Date.

                              After the Senior Credit Support Depletion Date, on each Distribution Date, the sum of the Class Balances of all classes of Senior Certificates of a group then outstanding will be reduced if and to the extent that sum (after taking into account the amount of all distributions to be made on the Distribution Date) exceeds the Adjusted Pool Amount for the related loan group for the Distribution Date. The amount of the reduction will be allocated among the Senior Certificates of the applicable group pro rata based on their Class Balances.

                              After the Senior Credit Support Depletion Date, the Class Balance of a class of Super Senior Support Certificates will be reduced not only by the principal portion of Realized Losses allocated to such class as provided in the preceding paragraph, but also by the portion allocated to the related class of Super Senior Certificates.

                              In general, a "Realized Loss" means (a) for a Liquidated Mortgage Loan, the amount by which the remaining unpaid principal balance of the Mortgage Loan exceeds the amount of Liquidation Proceeds applied to the principal balance of the Mortgage Loan and (b) a Bankruptcy Loss.

                              "Bankruptcy Losses" are losses that are incurred as a result of Debt Service Reductions or Deficient Valuations. As used in this prospectus supplement, a "Deficient Valuation" occurs when a bankruptcy court establishes the value of a Mortgaged Property at an amount less than the then outstanding principal balance of the Mortgage Loan secured by such Mortgaged Property or reduces the then outstanding principal balance of a Mortgage Loan. In the case of a reduction in the value of the related Mortgaged Property, the amount of the secured debt could be reduced to the value established by the court, and the holder of the affected Mortgage Loan would become an unsecured creditor to the extent the then outstanding principal balance of the Mortgage Loan exceeds the value assigned to the Mortgaged Property by the bankruptcy court. In addition, certain other modifications of the terms of a Mortgage Loan can result from a bankruptcy proceeding, including the reduction (a "Debt Service Reduction") of the amount of the Monthly Payment on the related Mortgage Loan. However, none of these events will be considered a Debt Service Reduction or Deficient Valuation so long as the Servicer is pursuing any other remedies that may be available for the Mortgage Loan and (i) the Mortgage Loan is not in default or (ii) scheduled Monthly Payments are being advanced by the Servicer without giving effect to any Debt Service Reduction.

                              A "Liquidated Mortgage Loan" is a defaulted
                              Mortgage Loan as to which the Servicer has determined that all recoverable Liquidation Proceeds have been received.

                              With respect to any Distribution Date, the "Adjusted Pool Amount" for a loan group will equal the aggregate unpaid principal balance of the Mortgage Loans in the loan group as of the Cut off Date minus the sum of (i) all principal amounts received relating to the Mortgage Loans in the loan group (including amounts received as Advances, as described under "Servicing of the Mortgage Loans -- Periodic Advances and Servicing Advances" in the prospectus, principal prepayments and Liquidation Proceeds relating to principal) and distributed on the Certificates on that Distribution Date and all prior Distribution Dates and (ii) the principal portion of all Realized Losses (other than Debt Service Reductions) incurred on the Mortgage Loans in the loan group from the Cut off Date through the end of the month preceding the Distribution Date.

Cross Collateralization...... On each Distribution Date before the Senior Credit
                              Support Depletion Date but on or after the date on which the Class Balances of the Senior Certificates of a group have been reduced to zero, amounts otherwise distributable as unscheduled principal payments for the related loan group on the Subordinate Certificates will be distributed as principal to the remaining classes of Senior Certificates together with the applicable Senior Principal Distribution Amount in accordance with the distribution priorities set forth for the applicable group above under "Principal Distributions," provided that on that Distribution Date either:

                              (a) the Total Subordinate Percentage for that Distribution Date is less than twice the initial Total Subordinate Percentage; or

                              (b) the outstanding principal balance of all Mortgage Loans (including, for this purpose, any Mortgage Loans in foreclosure, any REO Property and any Mortgage Loan for which the mortgagor has filed for bankruptcy after the Closing Date) delinquent 60 days or more (averaged over the preceding six month period) as a percentage of the sum of the Class Balances of the Subordinate Certificates is greater than or equal to 50%.

                              If the Senior Certificates of two or more groups remain outstanding, the distributions described above will be made to the Senior Certificates of those groups, pro rata, in proportion to the aggregate Class Balance of the Senior Certificates of each of those groups.

                              In addition, if on any Distribution Date the sum of the Class Balances of the Senior Certificates of a group (after giving effect to distributions to be made on that Distribution Date) is greater than the Adjusted Pool Amount of the related loan group (any such group, the "Undercollateralized Group" and any such excess, the "Undercollateralized Amount"), all amounts otherwise distributable as principal on the Subordinate Certificates, in reverse numerical order will be paid as principal to the Senior Certificates of the Undercollateralized Group together with the applicable Senior Principal Distribution Amount in accordance with the priorities set forth above under "Principal Distributions," until the sum of the Class Balances of the Senior Certificates of the Undercollateralized Group equals the Adjusted Pool Amount of the related loan group.

                              Also, the amount of any unpaid interest shortfall amounts for the Certificates of the Undercollateralized Group (including any interest shortfall amount for that Distribution Date) will be paid to the Undercollateralized Group pro rata based on their respective Interest Distribution Amounts that would have been distributed in the absence of such shortfalls prior to the payment of any Undercollateralized Amount from amounts otherwise distributable as principal on the Subordinate Certificates, in reverse numerical order.

                              If two or more groups are Undercollateralized Groups, the distributions described above will be made, pro rata, in proportion to their Undercollateralized Amounts.

--------------------------------------------------------------------------------
                           Preliminary Credit Support
--------------------------------------------------------------------------------

The Class B Certificates are cross-collateralized and provide credit support for all loan groups. The outstanding balances of the Class B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the Mortgage Loans in one loan group. In addition, under certain circumstances principal otherwise payable to the Class B Certificates will be paid to the Senior Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments and certain liquidation proceeds to the Senior Certificates, subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Senior Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of the Senior Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Senior Certificates should be maintained and may be increased during the first eleven years.

                      Subordination of Class B Certificates

                 |  |-------------------------------|  ^
                 |  |           Class A             |  |
                 |  |    Credit Support (4.25%)     |  |
                 |  |-------------------------------|  |
                 |  |          Class B-1            |  |
                 |  |    Credit Support (1.80%)     |  |
                 |  |-------------------------------|  |
                 |  |          Class B-2            |  |
                 |  |    Credit Support (1.10%)     |  |
                 |  |-------------------------------|  |
  Priority of    |  |          Class B-3            |  |   Order of
    Payment      |  |    Credit Support (0.70%)     |  |     Loss
                 |  |-------------------------------|  |  Allocation
                 |  |          Class B-4            |  |
                 |  |    Credit Support (0.45%)     |  |
                 |  |-------------------------------|  |
                 |  |          Class B-5            |  |
                 |  |    Credit Support (0.25%)     |  |
                 |  |-------------------------------|  |
                 |  |          Class B-6            |  |
                 |  |    Credit Support (0.00%)     |  |
                 v  |-------------------------------|  |

--------------------------------------------------------------------------------
                     Preliminary Priority of Distributions
--------------------------------------------------------------------------------

Distributions to each Group and the Class B Certificates will be made on each Distribution Date from the Pool Distribution Amount for each loan group in the following order of priority:

                      Preliminary Priority of Distributions

|----------------------------------------------------------------------------|
|                             First, to the Trustee;                         |
|----------------------------------------------------------------------------|
                                   |
                                   |
                                   v
|----------------------------------------------------------------------------|
|        Second, to the Senior Certificates of each Group to pay Interest;   |
 ----------------------------------------------------------------------------
                                   |
                                   |
                                   v
|----------------------------------------------------------------------------|
|             Third, to the Senior Certificates of each Group (other         |
|               than the Class 4-IO Certificates) to pay Principal;          |
|----------------------------------------------------------------------------|
                                   |
                                   |
                                   v
|----------------------------------------------------------------------------|
|               Fourth, sequentially, to each class of Subordinate           |
|           Certificates to pay Interest and Principal in the order of       |
|             numerical class designations, beginning with Class B-1         |
|               Certificates, until each Class Balance is zero; and          |
|----------------------------------------------------------------------------|
                                   |
                                   |
                                   v
|----------------------------------------------------------------------------|
|           Fifth, to the residual certificate, any remaining amounts.       |
|----------------------------------------------------------------------------|

--------------------------------------------------------------------------------
                            Preliminary Bond Summary
                                   To Roll(1)
--------------------------------------------------------------------------------

1-A-1
----------------------   ----------    ----------    ----------    ----------    ----------    ----------    ----------
CPB                               5%           15%           20%           25%           30%           40%           50%
----------------------   ----------    ----------    ----------    ----------    ----------    ----------    ----------
Yield at 101.00               5.679         5.587         5.533         5.473         5.405         5.245         5.041
Average Life (Years)          2.663         2.272         2.090         1.920         1.759         1.464         1.205
Modified Duration             2.384         2.048         1.892         1.744         1.604         1.347         1.119
Principal Window Begin   11/20/2006    11/20/2006    11/20/2006    11/20/2006    11/20/2006    11/20/2006    11/20/2006
Principal Window End     10/20/2009    10/20/2009    10/20/2009    10/20/2009    10/20/2009    10/20/2009    10/20/2009
Principal # Months               36            36            36            36            36            36            36

1-A-2
----------------------   ----------    ----------    ----------    ----------    ----------    ----------    ----------
CPB                               5%           15%           20%           25%           30%           40%           50%
----------------------   ----------    ----------    ----------    ----------    ----------    ----------    ----------
Yield at 100.75               5.783         5.707         5.663         5.614         5.559         5.429         5.262
Average Life (Years)          2.663         2.272         2.090         1.920         1.759         1.464         1.205
Modified Duration             2.382         2.046         1.889         1.742         1.602         1.345         1.116
Principal Window Begin   11/20/2006    11/20/2006    11/20/2006    11/20/2006    11/20/2006    11/20/2006    11/20/2006
Principal Window End     10/20/2009    10/20/2009    10/20/2009    10/20/2009    10/20/2009    10/20/2009    10/20/2009
Principal # Months               36            36            36            36            36            36            36

2-A-1
----------------------   ----------    ----------    ----------    ----------    ----------    ----------    ----------
CPB                               5%           15%           20%           25%           30%           40%           50%
----------------------   ----------    ----------    ----------    ----------    ----------    ----------    ----------
Yield at 100.9375             5.861         5.764         5.706         5.641         5.567         5.390         5.165
Average Life (Years)          4.258         3.287         2.892         2.542         2.232         1.723         1.331
Modified Duration             3.613         2.836         2.516         2.231         1.977         1.553         1.221
Principal Window Begin   11/20/2006    11/20/2006    11/20/2006    11/20/2006    11/20/2006    11/20/2006    11/20/2006
Principal Window End     10/20/2011    10/20/2011    10/20/2011    10/20/2011    10/20/2011    10/20/2011    10/20/2011
Principal # Months               60            60            60            60            60            60            60

2-A-2
----------------------   ----------    ----------    ----------    ----------    ----------    ----------    ----------
CPB                               5%           15%           20%           25%           30%           40%           50%
----------------------   ----------    ----------    ----------    ----------    ----------    ----------    ----------
Yield at 100.5625             5.951         5.840         5.761         5.657         5.536         5.268         4.956
Average Life (Years)          4.052         2.774         2.256         1.800         1.453         1.021         0.758
Modified Duration             3.445         2.420         1.998         1.624         1.332         0.955         0.719
Principal Window Begin   11/20/2006    11/20/2006    11/20/2006    11/20/2006    11/20/2006    11/20/2006    11/20/2006
Principal Window End     09/20/2011    09/20/2011    09/20/2011    07/20/2011    08/20/2010    06/20/2009    10/20/2008
Principal # Months               59            59            59            57            46            32            24

2-A-3
----------------------   ----------    ----------    ----------    ----------    ----------    ----------    ----------
CPB                               5%           15%           20%           25%           30%           40%           50%
----------------------   ----------    ----------    ----------    ----------    ----------    ----------    ----------
Yield at 102.1875             5.608         5.608         5.608         5.606         5.585         5.478         5.311
Average Life (Years)          4.909         4.908         4.903         4.888         4.696         3.943         3.144
Modified Duration             4.139         4.138         4.134         4.123         3.982         3.408         2.776
Principal Window Begin   09/20/2011    09/20/2011    09/20/2011    07/20/2011    08/20/2010    06/20/2009    10/20/2008
Principal Window End     10/20/2011    10/20/2011    10/20/2011    10/20/2011    10/20/2011    10/20/2011    10/20/2011
Principal # Months                2             2             2             4            15            29            37

2-A-4
----------------------   ----------    ----------    ----------    ----------    ----------    ----------    ----------
CPB                               5%           15%           20%           25%           30%           40%           50%
----------------------   ----------    ----------    ----------    ----------    ----------    ----------    ----------
Yield at 100.50               5.980         5.916         5.878         5.835         5.786         5.669         5.520
Average Life (Years)          4.258         3.287         2.892         2.542         2.232         1.723         1.331
Modified Duration             3.608         2.829         2.509         2.224         1.970         1.546         1.215
Principal Window Begin   11/20/2006    11/20/2006    11/20/2006    11/20/2006    11/20/2006    11/20/2006    11/20/2006
Principal Window End     10/20/2011    10/20/2011    10/20/2011    10/20/2011    10/20/2011    10/20/2011    10/20/2011
Principal # Months               60            60            60            60            60            60            60

3-A-1
----------------------   ----------    ----------    ----------    ----------    ----------    ----------    ----------
CPB                               5%           15%           20%           25%           30%           40%           50%
----------------------   ----------    ----------    ----------    ----------    ----------    ----------    ----------
Yield at 100.875              5.992         5.892         5.833         5.765         5.687         5.504         5.276
Average Life (Years)          5.693         4.016         3.405         2.893         2.466         1.817         1.364
Modified Duration             4.586         3.334         2.868         2.473         2.138         1.619         1.243
Principal Window Begin   11/20/2006    11/20/2006    11/20/2006    11/20/2006    11/20/2006    11/20/2006    11/20/2006
Principal Window End     10/20/2013    10/20/2013    10/20/2013    10/20/2013    10/20/2013    10/20/2013    10/20/2013
Principal # Months               84            84            84            84            84            84            84

3-A-2
----------------------   ----------    ----------    ----------    ----------    ----------    ----------    ----------
CPB                               5%           15%           20%           25%           30%           40%           50%
----------------------   ----------    ----------    ----------    ----------    ----------    ----------    ----------
Yield at 100.50               6.060         5.937         5.843         5.737         5.623         5.372         5.081
Average Life (Years)          5.297         3.094         2.316         1.800         1.452         1.019         0.757
Modified Duration             4.290         2.639         2.039         1.622         1.330         0.953         0.717
Principal Window Begin   11/20/2006    11/20/2006    11/20/2006    11/20/2006    11/20/2006    11/20/2006    11/20/2006
Principal Window End     09/20/2013    09/20/2013    11/20/2012    07/20/2011    08/20/2010    06/20/2009    10/20/2008
Principal # Months               83            83            73            57            46            32            24

3-A-3
----------------------   ----------    ----------    ----------    ----------    ----------    ----------    ----------
CPB                               5%           15%           20%           25%           30%           40%           50%
----------------------   ----------    ----------    ----------    ----------    ----------    ----------    ----------
Yield at 101.875              5.857         5.856         5.852         5.826         5.782         5.656         5.487
Average Life (Years)          6.939         6.917         6.828         6.327         5.650         4.322         3.270
Modified Duration             5.508         5.493         5.435         5.100         4.630         3.666         2.861
Principal Window Begin   09/20/2013    09/20/2013    11/20/2012    07/20/2011    08/20/2010    06/20/2009    10/20/2008
Principal Window End     10/20/2013    10/20/2013    10/20/2013    10/20/2013    10/20/2013    10/20/2013    10/20/2013
Principal # Months                2             2            12            28            39            53            61

3-A-4
----------------------   ----------    ----------    ----------    ----------    ----------    ----------    ----------
CPB                               5%           15%           20%           25%           30%           40%           50%
----------------------   ----------    ----------    ----------    ----------    ----------    ----------    ----------
Yield at 100.50               6.073         6.003         5.962         5.915         5.861         5.733         5.575
Average Life (Years)          5.693         4.016         3.405         2.893         2.466         1.817         1.364
Modified Duration             4.580         3.326         2.860         2.465         2.130         1.611         1.237
Principal Window Begin   11/20/2006    11/20/2006    11/20/2006    11/20/2006    11/20/2006    11/20/2006    11/20/2006
Principal Window End     10/20/2013    10/20/2013    10/20/2013    10/20/2013    10/20/2013    10/20/2013    10/20/2013
Principal # Months               84            84            84            84            84            84            84

4-A-1
----------------------   ----------    ----------    ----------    ----------    ----------    ----------    ----------
CPB                               5%           15%           20%           25%           30%           40%           50%
----------------------   ----------    ----------    ----------    ----------    ----------    ----------    ----------
Yield at 101.34375            6.023         5.875         5.784         5.682         5.566         5.298         4.974
Average Life (Years)          7.562         4.770         3.866         3.165         2.622         1.863         1.376
Modified Duration             5.684         3.793         3.156         2.650         2.245         1.657         1.259
Principal Window Begin   11/20/2006    11/20/2006    11/20/2006    11/20/2006    11/20/2006    11/20/2006    11/20/2006
Principal Window End     10/20/2016    10/20/2016    10/20/2016    10/20/2016    10/20/2016    10/20/2016    10/20/2016
Principal # Months              120           120           120           120           120           120           120

4-A-2
----------------------   ----------    ----------    ----------    ----------    ----------    ----------    ----------
CPB                               5%           15%           20%           25%           30%           40%           50%
----------------------   ----------    ----------    ----------    ----------    ----------    ----------    ----------
Yield at 100.40625            6.173         6.039         5.950         5.854         5.752         5.526         5.264
Average Life (Years)          6.793         3.172         2.321         1.800         1.450         1.017         0.754
Modified Duration             5.160         2.684         2.039         1.619         1.326         0.949         0.713
Principal Window Begin   11/20/2006    11/20/2006    11/20/2006    11/20/2006    11/20/2006    11/20/2006    11/20/2006
Principal Window End     09/20/2016    02/20/2015    11/20/2012    07/20/2011    08/20/2010    06/20/2009    09/20/2008
Principal # Months              119           100            73            57            46            32            23

4-A-3
----------------------   ----------    ----------    ----------    ----------    ----------    ----------    ----------
CPB                               5%           15%           20%           25%           30%           40%           50%
----------------------   ----------    ----------    ----------    ----------    ----------    ----------    ----------
Yield at 99.625               5.827         5.828         5.828         5.829         5.831         5.834         5.839
Average Life (Years)          9.943         9.713         8.643         7.389         6.245         4.483         3.300
Modified Duration             7.368         7.238         6.595         5.795         5.030         3.779         2.881
Principal Window Begin   09/20/2016    02/20/2015    11/20/2012    07/20/2011    08/20/2010    06/20/2009    09/20/2008
Principal Window End     10/20/2016    10/20/2016    10/20/2016    10/20/2016    10/20/2016    10/20/2016    10/20/2016
Principal # Months                2            21            48            64            75            89            98

4-A-4
----------------------   ----------    ----------    ----------    ----------    ----------    ----------    ----------
CPB                               5%           15%           20%           25%           30%           40%           50%
----------------------   ----------    ----------    ----------    ----------    ----------    ----------    ----------
Yield at 100.84375            6.110         6.005         5.941         5.868         5.786         5.596         5.366
Average Life (Years)          7.562         4.770         3.866         3.165         2.622         1.863         1.376
Modified Duration             5.672         3.779         3.142         2.636         2.233         1.647         1.251
Principal Window Begin   11/20/2006    11/20/2006    11/20/2006    11/20/2006    11/20/2006    11/20/2006    11/20/2006
Principal Window End     10/20/2016    10/20/2016    10/20/2016    10/20/2016    10/20/2016    10/20/2016    10/20/2016
Principal # Months              120           120           120           120           120           120           120

B-1
----------------------   ----------    ----------    ----------    ----------    ----------    ----------    ----------
CPB                               5%           15%           20%           25%           30%           40%           50%
----------------------   ----------    ----------    ----------    ----------    ----------    ----------    ----------
Yield at 101.500              5.962         5.904         5.859         5.819         5.781         5.692         5.579
Average Life (Years)          7.636         6.257         5.485         4.937         4.503         3.732         3.061
Modified Duration             5.833         4.991         4.468         4.085         3.774         3.200         2.678
Principal Window Begin   11/20/2006    11/20/2006    11/20/2006    11/20/2006    11/20/2006    11/20/2006    11/20/2006
Principal Window End     10/20/2016    10/20/2016    10/20/2016    10/20/2016    10/20/2016    10/20/2016    10/20/2016
Principal # Months              120           120           120           120           120           120           120

B-2
----------------------   ----------    ----------    ----------    ----------    ----------    ----------    ----------
CPB                               5%           15%           20%           25%           30%           40%           50%
----------------------   ----------    ----------    ----------    ----------    ----------    ----------    ----------
Yield at 100.5000             6.131         6.101         6.079         6.060         6.042         6.000         5.948
Average Life (Years)          7.636         6.257         5.485         4.937         4.503         3.732         3.061
Modified Duration             5.813         4.975         4.453         4.071         3.760         3.188         2.666
Principal Window Begin   11/20/2006    11/20/2006    11/20/2006    11/20/2006    11/20/2006    11/20/2006    11/20/2006
Principal Window End     10/20/2016    10/20/2016    10/20/2016    10/20/2016    10/20/2016    10/20/2016    10/20/2016
Principal # Months              120           120           120           120           120           120           120

B-3
----------------------   ----------    ----------    ----------    ----------    ----------    ----------    ----------
CPB                               5%           15%           20%           25%           30%           40%           50%
----------------------   ----------    ----------    ----------    ----------    ----------    ----------    ----------
Yield at 98.500               6.476         6.505         6.530         6.553         6.576         6.630         6.701
Average Life (Years)          7.636         6.257         5.485         4.937         4.503         3.732         3.061
Modified Duration             5.774         4.944         4.423         4.042         3.733         3.162         2.641
Principal Window Begin   11/20/2006    11/20/2006    11/20/2006    11/20/2006    11/20/2006    11/20/2006    11/20/2006
Principal Window End     10/20/2016    10/20/2016    10/20/2016    10/20/2016    10/20/2016    10/20/2016    10/20/2016
Principal # Months              120           120           120           120           120           120           120

(1) Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full by the Distribution Date occurring in the month of October 2009, October 2011, October 2013 and October 2016, respectively.

--------------------------------------------------------------------------------
                            Preliminary Bond Summary
                                  To Maturity
--------------------------------------------------------------------------------

1-A-1
----------------------   ----------    ----------    ----------    ----------    ----------    ----------    ----------
CPR                               5%           15%           20%           25%           30%           40%           50%
----------------------   ----------    ----------    ----------    ----------    ----------    ----------    ----------
Yield at 101.00               6.757         6.428         6.267         6.104         5.941         5.613         5.274
Average Life (Years)         12.213         5.531         4.170         3.280         2.659         1.861         1.372
Modified Duration             7.185         4.070         3.269         2.690         2.255         1.652         1.253
Principal Window Begin   11/20/2006    11/20/2006    11/20/2006    11/20/2006    11/20/2006    11/20/2006    11/20/2006
Principal Window End     09/20/2046    09/20/2046    09/20/2046    09/20/2046    09/20/2046    06/20/2038    02/20/2033
Principal # Months              479           479           479           479           479           380           316

1-A-2
----------------------   ----------    ----------    ----------    ----------    ----------    ----------    ----------
CPR                               5%           15%           20%           25%           30%           40%           50%
----------------------   ----------    ----------    ----------    ----------    ----------    ----------    ----------
Yield at 100.75               6.791         6.489         6.342         6.196         6.051         5.763         5.471
Average Life (Years)         12.213         5.531         4.170         3.280         2.659         1.861         1.372
Modified Duration             7.171         4.059         3.260         2.683         2.249         1.646         1.249
Principal Window Begin   11/20/2006    11/20/2006    11/20/2006    11/20/2006    11/20/2006    11/20/2006    11/20/2006
Principal Window End     09/20/2046    09/20/2046    09/20/2046    09/20/2046    01/20/2042    06/20/2035    04/20/2029
Principal # Months              479           479           479           479           423           344           270

2-A-1
----------------------   ----------    ----------    ----------    ----------    ----------    ----------    ----------
CPR                               5%           15%           20%           25%           30%           40%           50%
----------------------   ----------    ----------    ----------    ----------    ----------    ----------    ----------
Yield at 100.9375             6.641         6.268         6.101         5.943         5.792         5.506         5.217
Average Life (Years)         12.115         5.540         4.179         3.286         2.663         1.862         1.372
Modified Duration             7.294         4.117         3.297         2.706         2.263         1.652         1.252
Principal Window Begin   11/20/2006    11/20/2006    11/20/2006    11/20/2006    11/20/2006    11/20/2006    11/20/2006
Principal Window End     10/20/2046    10/20/2046    10/20/2046    10/20/2046    09/20/2046    10/20/2038    03/20/2035
Principal # Months              480           480           480           480           479           384           341

2-A-2
----------------------   ----------    ----------    ----------    ----------    ----------    ----------    ----------
CPR                               5%           15%           20%           25%           30%           40%           50%
----------------------   ----------    ----------    ----------    ----------    ----------    ----------    ----------
Yield at 100.5625             6.542         5.983         5.793         5.657         5.536         5.268         4.956
Average Life (Years)          8.288         3.131         2.313         1.800         1.453         1.021         0.758
Modified Duration             5.803         2.669         2.040         1.624         1.332         0.955         0.719
Principal Window Begin   11/20/2006    11/20/2006    11/20/2006    11/20/2006    11/20/2006    11/20/2006    11/20/2006
Principal Window End     10/20/2025    11/20/2014    11/20/2012    07/20/2011    08/20/2010    06/20/2009    10/20/2008
Principal # Months              228            97            73            57            46            32            24

2-A-3
----------------------   ----------    ----------    ----------    ----------    ----------    ----------    ----------
CPR                               5%           15%           20%           25%           30%           40%           50%
----------------------   ----------    ----------    ----------    ----------    ----------    ----------    ----------
Yield at 102.1875             6.785         6.534         6.363         6.170         5.986         5.674         5.395
Average Life (Years)         24.221        13.159        10.079         7.983         6.486         4.524         3.313
Modified Duration            11.798         8.461         7.095         6.001         5.116         3.801         2.898
Principal Window Begin   10/20/2025    11/20/2014    11/20/2012    07/20/2011    08/20/2010    06/20/2009    10/20/2008
Principal Window End     10/20/2046    10/20/2046    10/20/2046    10/20/2046    09/20/2046    10/20/2038    03/20/2035
Principal # Months              253           384           408           424           434           353           318

2-A-4
----------------------   ----------    ----------    ----------    ----------    ----------    ----------    ----------
CPR                               5%           15%           20%           25%           30%           40%           50%
----------------------   ----------    ----------    ----------    ----------    ----------    ----------    ----------
Yield at 100.50               6.700         6.373         6.232         6.103         5.984         5.768         5.563
Average Life (Years)         12.115         5.540         4.179         3.286         2.663         1.862         1.372
Modified Duration             7.269         4.099         3.281         2.692         2.251         1.643         1.244
Principal Window Begin   11/20/2006    11/20/2006    11/20/2006    11/20/2006    11/20/2006    11/20/2006    11/20/2006
Principal Window End     10/20/2046    10/20/2046    10/20/2046    09/20/2046    11/20/2043    09/20/2036    06/20/2032
Principal # Months              480           480           480           479           445           359           308

3-A-1
----------------------   ----------    ----------    ----------    ----------    ----------    ----------    ----------
CPR                               5%           15%           20%           25%           30%           40%           50%
----------------------   ----------    ----------    ----------    ----------    ----------    ----------    ----------
Yield at 100.875              6.531         6.182         6.036         5.902         5.778         5.538         5.287
Average Life (Years)         12.349         5.595         4.209         3.303         2.673         1.866         1.374
Modified Duration             7.447         4.152         3.313         2.712         2.265         1.651         1.250
Principal Window Begin   11/20/2006    11/20/2006    11/20/2006    11/20/2006    11/20/2006    11/20/2006    11/20/2006
Principal Window End     09/20/2046    09/20/2046    09/20/2046    09/20/2046    09/20/2046    10/20/2038    05/20/2034
Principal # Months              479           479           479           479           479           384           331

3-A-2
----------------------   ----------    ----------    ----------    ----------    ----------    ----------    ----------
CPR                               5%           15%           20%           25%           30%           40%           50%
----------------------   ----------    ----------    ----------    ----------    ----------    ----------    ----------
Yield at 100.50               6.427         5.956         5.843         5.737         5.623         5.372         5.081
Average Life (Years)          8.487         3.152         2.316         1.800         1.452         1.019         0.757
Modified Duration             5.927         2.677         2.039         1.622         1.330         0.953         0.717
Principal Window Begin   11/20/2006    11/20/2006    11/20/2006    11/20/2006    11/20/2006    11/20/2006    11/20/2006
Principal Window End     01/20/2026    01/20/2015    11/20/2012    07/20/2011    08/20/2010    06/20/2009    10/20/2008
Principal # Months              231            99            73            57            46            32            24

3-A-3
----------------------   ----------    ----------    ----------    ----------    ----------    ----------    ----------
CPR                               5%           15%           20%           25%           30%           40%           50%
----------------------   ----------    ----------    ----------    ----------    ----------    ----------    ----------
Yield at 101.875              6.701         6.416         6.227         6.067         5.935         5.712         5.504
Average Life (Years)         24.488        13.276        10.160         8.028         6.509         4.528         3.312
Modified Duration            11.987         8.577         7.176         6.038         5.126         3.793         2.888
Principal Window Begin   01/20/2026    01/20/2015    11/20/2012    07/20/2011    08/20/2010    06/20/2009    10/20/2008
Principal Window End     09/20/2046    09/20/2046    09/20/2046    09/20/2046    09/20/2046    10/20/2038    05/20/2034
Principal # Months              249           381           407           423           434           353           308

3-A-4
----------------------   ----------    ----------    ----------    ----------    ----------    ----------    ----------
CPR                               5%           15%           20%           25%           30%           40%           50%
----------------------   ----------    ----------    ----------    ----------    ----------    ----------    ----------
Yield at 100.50               6.581         6.271         6.148         6.039         5.942         5.763         5.584
Average Life (Years)         12.349         5.595         4.209         3.303         2.673         1.866         1.374
Modified Duration             7.425         4.136         3.299         2.700         2.254         1.643         1.244
Principal Window Begin   11/20/2006    11/20/2006    11/20/2006    11/20/2006    11/20/2006    11/20/2006    11/20/2006
Principal Window End     09/20/2046    09/20/2046    09/20/2046    09/20/2046    11/20/2043    09/20/2036    08/20/2031
Principal # Months              479           479           479           479           445           359           298

4-A-1
----------------------   ----------    ----------    ----------    ----------    ----------    ----------    ----------
CPR                               5%           15%           20%           25%           30%           40%           50%
----------------------   ----------    ----------    ----------    ----------    ----------    ----------    ----------
Yield at 101.34375            6.368         6.019         5.872         5.732         5.594         5.305         4.975
Average Life (Years)         12.695         5.695         4.265         3.335         2.692         1.874         1.377
Modified Duration             7.667         4.217         3.352         2.738         2.284         1.664         1.260
Principal Window Begin   11/20/2006    11/20/2006    11/20/2006    11/20/2006    11/20/2006    11/20/2006    11/20/2006
Principal Window End     09/20/2046    09/20/2046    09/20/2046    09/20/2046    01/20/2046    10/20/2036    03/20/2035
Principal # Months              479           479           479           479           471           360           341

4-A-2
----------------------   ----------    ----------    ----------    ----------    ----------    ----------    ----------
CPR                               5%           15%           20%           25%           30%           40%           50%
----------------------   ----------    ----------    ----------    ----------    ----------    ----------    ----------
Yield at 100.40625            6.353         6.039         5.950         5.854         5.752         5.526         5.264
Average Life (Years)          8.877         3.173         2.321         1.800         1.450         1.017         0.754
Modified Duration             6.113         2.685         2.039         1.619         1.326         0.949         0.713
Principal Window Begin   11/20/2006    11/20/2006    11/20/2006    11/20/2006    11/20/2006    11/20/2006    11/20/2006
Principal Window End     05/20/2026    02/20/2015    11/20/2012    07/20/2011    08/20/2010    06/20/2009    09/20/2008
Principal # Months              235           100            73            57            46            32            23

4-A-3
----------------------   ----------    ----------    ----------    ----------    ----------    ----------    ----------
CPR                               5%           15%           20%           25%           30%           40%           50%
----------------------   ----------    ----------    ----------    ----------    ----------    ----------    ----------
Yield at 99.625               6.473         6.118         5.987         5.913         5.873         5.843         5.840
Average Life (Years)         24.506        13.495        10.278         8.083         6.532         4.526         3.305
Modified Duration            12.496         8.919         7.369         6.140         5.178         3.803         2.884
Principal Window Begin   05/20/2026    02/20/2015    11/20/2012    07/20/2011    08/20/2010    06/20/2009    09/20/2008
Principal Window End     09/20/2046    09/20/2046    09/20/2046    09/20/2046    01/20/2046    10/20/2036    03/20/2035
Principal # Months              245           380           407           423           426           329           319

4-A-4
----------------------   ----------    ----------    ----------    ----------    ----------    ----------    ----------
CPR                               5%           15%           20%           25%           30%           40%           50%
----------------------   ----------    ----------    ----------    ----------    ----------    ----------    ----------
Yield at 100.84375            6.432         6.136         6.019         5.912         5.810         5.602         5.367
Average Life (Years)         12.695         5.695         4.265         3.335         2.692         1.874         1.377
Modified Duration             7.637         4.195         3.333         2.722         2.270         1.653         1.251
Principal Window Begin   11/20/2006    11/20/2006    11/20/2006    11/20/2006    11/20/2006    11/20/2006    11/20/2006
Principal Window End     09/20/2046    09/20/2046    09/20/2046    05/20/2046    03/20/2041    10/20/2036    07/20/2032
Principal # Months              479           479           479           475           413           360           309

B-1
----------------------   ----------    ----------    ----------    ----------    ----------    ----------    ----------
CPR                               5%           15%           20%           25%           30%           40%           50%
----------------------   ----------    ----------    ----------    ----------    ----------    ----------    ----------
Yield at 101.500              6.597         6.302         6.150         6.035         5.944         5.784         5.629
Average Life (Years)         17.469         9.733         7.373         6.047         5.197         4.011         3.172
Modified Duration             9.861         6.787         5.527         4.745         4.206         3.387         2.756
Principal Window Begin   11/20/2006    11/20/2006    11/20/2006    11/20/2006    11/20/2006    11/20/2006    11/20/2006
Principal Window End     10/20/2046    10/20/2046    10/20/2046    09/20/2046    05/20/2046    07/20/2037    09/20/2034
Principal # Months              480           480           480           479           475           369           335

B-2
----------------------   ----------    ----------    ----------    ----------    ----------    ----------    ----------
CPR                               5%           15%           20%           25%           30%           40%           50%
----------------------   ----------    ----------    ----------    ----------    ----------    ----------    ----------
Yield at 100.5000             6.697         6.447         6.328         6.244         6.179         6.075         5.987
Average Life (Years)         17.469         9.733         7.373         6.047         5.197         4.011         3.172
Modified Duration             9.812         6.755         5.501         4.723         4.187         3.371         2.742
Principal Window Begin   11/20/2006    11/20/2006    11/20/2006    11/20/2006    11/20/2006    11/20/2006    11/20/2006
Principal Window End     10/20/2046    10/20/2046    10/20/2046    09/20/2046    03/20/2044    10/20/2036    04/20/2033
Principal # Months              480           480           480           479           449           360           318

B-3
----------------------   ----------    ----------    ----------    ----------    ----------    ----------    ----------
CPR                               5%           15%           20%           25%           30%           40%           50%
----------------------   ----------    ----------    ----------    ----------    ----------    ----------    ----------
Yield at 98.500               6.902         6.745         6.694         6.669         6.659         6.671         6.720
Average Life (Years)         17.469         9.733         7.373         6.047         5.197         4.011         3.172
Modified Duration             9.713         6.691         5.448         4.678         4.148         3.340         2.715
Principal Window Begin   11/20/2006    11/20/2006    11/20/2006    11/20/2006    11/20/2006    11/20/2006    11/20/2006
Principal Window End     10/20/2046    10/20/2046    10/20/2046    09/20/2046    01/20/2043    09/20/2036    08/20/2032
Principal # Months              480           480           480           479           435           359           310

--------------------------------------------------------------------------------
                                  Risk Factors
--------------------------------------------------------------------------------

                              The following risk factors are generally applicable to the Offered Certificates.

                              YOU SHOULD FULLY CONSIDER THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE OFFERED CERTIFICATES. BEFORE INVESTING YOU SHOULD CAREFULLY REVIEW "RISK FACTORS" IN THE BASE PROSPECTUS TOGETHER WITH THE RISK FACTORS SET FORTH BELOW.

The Rate of Principal
Payments on the Mortgage
Loans Will Affect the Yield
on the Offered Certificates.. Because principal payments, including prepayments, on the Mortgage Loans in a loan group will be distributed currently on the Senior Certificates in the related group and the Subordinate Certificates, the rate of distributions of principal and the yield to maturity on your Certificates will be directly related to (i) the rate and timing of payments of principal on the applicable Mortgage Loans and (ii) the amount and timing of defaults by borrowers that result in losses on the applicable Mortgage Loans. Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time. The principal payments on the Mortgage Loans may be in the form of scheduled principal payments or principal prepayments (for this purpose, the term "principal prepayment" includes prepayments and any other recovery of principal in advance of the scheduled due date, including repurchases and liquidations due to default, casualty, condemnation and the like). Any of these prepayments will result in distributions to you of amounts that would otherwise be distributed over the remaining term of the Mortgage Loans.

                              The rate of principal payments on the Mortgage Loans will be affected by the following:

                              o  the amortization schedules of the Mortgage
                                 Loans;

                              o the rate of partial prepayments and full prepayments by borrowers due to refinancing, job transfer, changes in property values or other factors;

                              o liquidations of the properties that secure defaulted Mortgage Loans;

                              o repurchases of Mortgage Loans by the Depositor as a result of defective documentation or breaches of representations or warranties or as the result of the conversion of a Mortgage Loan from an adjustable to a fixed interest rate;

                              o the exercise of due-on-sale clauses by the Servicer in connection with transfers of mortgaged properties;

                              o the optional repurchase of all the Mortgage Loans by the Depositor to effect a termination of the Trust when the aggregate Stated Principal Balance of the Mortgage Loans is less than 10% of the aggregate unpaid principal balance of the Mortgage Loans as of the Cut-off Date; and

                              o  general and targeted solicitations for
                                 refinancing by mortgage originators (including the Sponsor).

                              The rate of principal payments on the Mortgage Loans will depend greatly on the level of mortgage interest rates:

                              o  If prevailing interest rates for similar
                                 Mortgage Loans fall below the interest rates on the Mortgage Loans in the Trust, the rate of prepayment is likely to increase.

                              o Conversely, if prevailing interest rates for similar Mortgage Loans rise above the interest rates on the Mortgage Loans in the Trust, the rate of prepayment is likely to decrease.

                              If you are purchasing Offered Certificates at a discount, you should consider the risk that if principal payments on the applicable Mortgage Loans occur at a rate slower than you expected, your yield will be lower than you expected.

                              If you are purchasing Offered Certificates at a premium, you should consider the risk that if principal payments on the applicable Mortgage Loans occur at a rate faster than you expected, your yield may be lower than you expected.

                              You must make your own decisions as to the appropriate prepayment assumptions to be used when purchasing Offered Certificates. The Senior Prepayment Percentage for a Group of all principal prepayments (excluding for this purpose, partial liquidations due to default, casualty, condemnation and the like) initially will be distributed to the classes of Senior Certificates of the Group that are entitled to receive principal prepayment distributions at that time. This may result in all (or a disproportionately high percentage) of those principal prepayments being distributed to the Senior Certificates of that Group and none (or a disproportionately low percentage) of those principal prepayments being distributed to holders of the Subordinate Certificates during the periods of time described in the definition of "Senior Prepayment Percentage."

                              The timing of changes in the rate of prepayments may significantly affect the actual yield to you, even if the average rate of principal prepayments is consistent with your expectations. In general, the earlier the payment of principal of the Mortgage Loans, the greater the effect on your yield to maturity. As a result, the effect on your yield of principal prepayments occurring at a rate higher (or lower) than the rate you anticipate during the period immediately following the issuance of the Certificates will not be offset by a subsequent like reduction (or increase) in the rate of principal prepayments.

The Variable Rate of Interest
on the Offered Certificates
Will Affect Your Yield....... The mortgage interest rate on each Mortgage Loan will be fixed for an initial period of
                              approximately three, five, seven or ten years from its date of origination. After the applicable fixed-rate period, the mortgage interest rate on each Mortgage Loan will adjust annually to equal the sum of one-year LIBOR and a gross margin. Mortgage interest rate adjustments will be subject to the limitations stated in the mortgage note on increases and decreases for any adjustment (i.e., a "periodic cap"). In addition, the mortgage interest rate will be subject to an overall rate ceiling.

                              The pass through rate on each certificate may decrease, and may decrease significantly, after the mortgage interest rates on the applicable Mortgage Loans begin to adjust as a result of, among other factors, the dates of adjustment, the gross margins and changes in one-year LIBOR. In addition, although each Mortgage Loan in the trust has a rate ceiling, none of the Mortgage Loans has a specified floor. Accordingly, the minimum mortgage interest rate to which the Mortgage Loans may adjust will be the applicable gross margin. In addition, even if one-year LIBOR increases, a rate ceiling or a periodic cap may limit the mortgage interest rate, which could adversely affect the yield on the related certificates.

Alternative Underwriting
Standards May Increase
Risk of Loss................. Certain of the mortgage loans were originated using the Sponsor's "Alternative A" underwriting standards. See "The Mortgage Loan Programs -- Mortgage Loan Underwriting -- Bank of America Alternative Underwriting Standards" in the prospectus. These underwriting standards are different from and, in certain respects, are less stringent than the general underwriting standards employed by the Sponsor. For example, certain of the Mortgage Loans may have been originated with less than standard documentation or with higher maximum loan-to-value ratios. Accordingly, the Mortgage Loans may experience rates of delinquencies, defaults, foreclosure, bankruptcy and loss that are higher than those experienced by mortgage loans underwritten using the Sponsor's general underwriting standards.

Adjustable Rate Mortgage
Loan Borrowers May Be
More Likely to Prepay........ Mortgage interest rates on the Mortgage Loans at any time may not equal the prevailing mortgage interest rates for similar adjustable rate loans, and accordingly the prepayment rate may be lower or higher than would otherwise be anticipated. Moreover, some mortgagors who prefer the certainty provided by fixed-rate Mortgage Loans may nevertheless obtain adjustable rate Mortgage Loans at a time when they regard the mortgage interest rates (and, therefore, the payments) on fixed-rate Mortgage Loans as unacceptably high. These mortgagors may be induced to refinance adjustable rate Mortgage Loans when the mortgage interest rates and monthly payments on comparable fixed-rate Mortgage Loans decline to levels which these mortgagors regard as acceptable, even though these mortgage interest rates and monthly payments may be significantly higher than the current mortgage interest rates and monthly payments on the mortgagors' adjustable rate Mortgage Loans. The ability to refinance a Mortgage Loan will depend on a number of factors prevailing at the time refinancing is desired, such as, among other things, real estate values, the mortgagor's financial situation, prevailing mortgage interest rates, the mortgagor's equity in the related mortgaged property, tax laws and prevailing general economic conditions.

                              Further, because the pass through rates on the certificates will be based on the weighted average of the net mortgage interest rates of the related Mortgage Loans, disproportionate principal payments on the related Mortgage Loans having net mortgage interest rates higher or lower than the then current pass through rates on the certificates will affect the pass through rates for the certificates for future periods and the yields on the certificates.

Delinquencies and Losses
on the Mortgage Loans
Will Adversely
Affect Your Yield............ Delinquencies on the Mortgage Loans in a loan group which are not advanced by or on behalf of the Servicer (because the Servicer has determined that these amounts, if advanced, would be nonrecoverable), will adversely affect the yield on the Senior Certificates of the related Group and the Subordinate Certificates. The Servicer will determine that a proposed advance is nonrecoverable when, in the good faith exercise of its servicing judgment, it believes the proposed advance would not be ultimately recoverable from the related mortgagor, related liquidation proceeds, or other recoveries in respect of the Mortgage Loan. Because of the priority of distributions, shortfalls resulting from delinquencies that are not covered by advances will be borne first by the Subordinate Certificates (in reverse numerical order), and then by the Senior Certificates of the Group.

                              Losses generally will be borne by the related Subordinate Certificates. As a result, the yields on the Offered Certificates will depend on the rate and timing of realized losses on the related Mortgage Loans.

There Are Risks Relating to
Exchangeable REMIC
Certificates and Exchangeable
Certificates................. If you are purchasing any Exchangeable REMIC
                              Certificates or Exchangeable Certificates, you should consider that the characteristics of any Exchangeable Certificates will reflect, in the aggregate, generally the characteristics of the related Exchangeable REMIC Certificates. Investors are encouraged to also consider a number of factors that will limit a certificateholder's ability to exchange Exchangeable REMIC Certificates for Exchangeable Certificates and vice versa:

                              o  At the time of the proposed exchange, a
                                 certificateholder must own Certificates of the related Class or Classes in the proportions necessary to make the desired exchange.

                              o A certificateholder that does not own the Certificates may be unable to obtain the necessary Exchangeable REMIC Certificates or Exchangeable Certificates because the holders of the needed Certificates may be unwilling or unable to sell them or because the necessary Certificates have been placed into other financial structures.

                              o Principal distributions will decrease the amounts available for exchange over time.

Interest Only Mortgage Loans
May Have a Higher Risk of
Default or Rates of
Prepayment................... Certain of the Mortgage Loans do not require any scheduled payments of principal during the first three, five, seven and ten years, as applicable, after origination, but require scheduled payments of interest only during this time. During this interest only period, the payment due from the related mortgagor will be less than that of a traditional Mortgage Loan. In addition, the principal balance of the Mortgage Loan will not be reduced (except in the case of prepayments) because there will be no scheduled monthly payments of principal during this period. Accordingly, no principal payments will be distributed to the related certificates from these Mortgage Loans during their interest only period except in the case of a prepayment.

                              After the initial interest only period, payments on an interest only mortgage loan will be recalculated to amortize fully its unpaid principal balance over its remaining life and the mortgagor will be required to make scheduled payments of both principal and interest. The required payment of principal will increase the burden on the mortgagor and may increase the risk of default under the related mortgage loan. This increase in the mortgagor's scheduled monthly payment will occur when the mortgagor's monthly interest payment may also be increasing as a result of an increase in the mortgage interest rate on the first adjustment date. In underwriting interest only mortgage loans, Bank of America generally does not consider the ability of mortgagors to make payments of principal at the end of the interest only period. Higher scheduled monthly payments may induce the related mortgagors to refinance their mortgage loans, which would result in higher prepayments. In addition, in default situations losses may be greater on these mortgage loans because they do not amortize during the initial period. Losses, to the extent not covered by credit enhancement, will be allocated to the related certificates.

                              Mortgage loans with an initial interest only period are relatively new in the secondary mortgage market. The performance of these mortgage loans may be significantly different from mortgage loans that amortize from origination. In particular, these mortgagors may be more likely to refinance their mortgage loans, which may result in higher prepayment speeds than would otherwise be the case.

United States Military
Operations May Increase
Risk of Relief Act
Shortfalls................... As a result of military operations in Afghanistan and Iraq, the United States has placed a substantial number of armed forces reservists and members of the National Guard on active duty status. It is possible that the number of reservists and members of the National Guard placed on active duty status may remain at high levels for an extended time. To the extent that a member of the military, or a member of the armed forces reserves or National Guard who is called to active duty, is a mortgagor of a Mortgage Loan in the Trust, the interest rate limitation of the Servicemembers Civil Relief Act, and any comparable state law, will apply. This may result in interest shortfalls on the Mortgage Loans in the Trust, which will be borne by all classes of interest bearing certificates. Neither Bank of America nor the Depositor has taken any action to determine whether any of the Mortgage Loans would be affected by these interest rate limitations.

Subordination of Super Senior
Support and Subordinate
Certificates Increases Risk
of Loss...................... Subordinate certificateholders are more likely to suffer losses as a result of losses or
                              delinquencies on the Mortgage Loans than are senior certificateholders.

                              o The rights of each class of Subordinate Certificates to receive distributions of interest and principal are subordinated to the rights of the Senior Certificates and each class of Subordinate Certificates with a lower number. For example, the Class B-2 Certificates will not receive principal or interest on a distribution date until the Senior Certificates and Class B-1 Certificates have received the amounts to which they are entitled on that distribution date.

                              o Losses that are realized on the Mortgage Loans will be allocated first to the Class B-6 Certificates then to the Class B-5 Certificates and so on, in reverse numerical order of the subordinate certificates, until the outstanding Class Balances of those classes have been reduced to zero.

                              Any Super Senior Support certificateholders should consider the risk that after the Subordinate Certificates are no longer outstanding, the principal portion of losses realized on the Mortgage Loans in the related loan group that are allocated to the applicable class of Super Senior Certificates will be borne by the related classes of Super Senior Support Certificates, rather than the related Super Senior Certificates.

Subordinate Certificates
Provide Subordination for
All Groups................... Because the Subordinate Certificates provide credit support for all groups, the outstanding Class Balances of the Subordinate Certificates could be reduced to zero as a result of a disproportionate amount of principal losses on the Mortgage Loans in one or more loan groups. Therefore, losses on the Mortgage Loans in one loan group will reduce the subordination provided by the Subordinate Certificates to the other groups of Senior Certificates and increase the likelihood that losses may be allocated to the other groups of Senior Certificates.

                              Under certain circumstances, principal otherwise payable to the Subordinate Certificates will be paid to the Senior Certificates as described under "Cross-Collateralization" in this prospectus supplement.

Geographic Concentration
May Increase Risk of Loss
Due to Adverse Economic
Conditions or Natural
Disasters.................... At various times, certain geographic regions will experience weaker economic conditions and housing markets and, consequently, will experience higher rates of delinquency and loss on Mortgage Loans generally. In addition, certain states have experienced natural disasters, including earthquakes, fires, floods and hurricanes, which may adversely affect property values. Although mortgaged properties located in certain identified flood zones will be required to be covered, to the maximum extent available, by flood insurance, no mortgaged properties will otherwise be required to be insured against earthquake damage or any other loss not covered by standard hazard insurance policies. Any concentration of mortgaged properties in a state or region may present unique risk considerations. Any deterioration in housing prices in a state or region due to adverse economic conditions, natural disaster or other factors, and any deterioration of economic conditions in a state or region that adversely affects the ability of borrowers to make payments on the Mortgage Loans, may result in losses on the Mortgage Loans. Any losses may adversely affect the yield to maturity of the Offered Certificates.

Credit Scores May Not
Accurately Predict the
Likelihood of Default........ The Sponsor generally uses Credit Scores as part of its underwriting process. The attached collateral annex shows credit scores for the mortgagors obtained at the time of origination of their mortgage loans. A credit score purports only to be a measurement of the relative degree of risk a borrower represents to a lender, i.e., that a borrower with a higher score is statistically expected to be less likely to default in payment than a borrower with a lower score. In addition, it should be noted that credit scores were developed to indicate a level of default probability over a two-year period, which does not correspond to the life of most mortgage loans. Furthermore, credit scores were not developed specifically for use in connection with mortgage loans, but for consumer loans in general. Therefore, credit scores do not address particular mortgage loan characteristics that influence the probability of repayment by the borrower. Neither the Depositor nor the Sponsor makes any representations any mortgage loan or that a particular credit score should be relied upon as a basis for an expectation that a borrower will repay its mortgage loan according to its terms.

Residential Real Estate
Values May Fluctuate and
Adversely Affect
Your Investment.............. There can be no assurance that values of the mortgaged properties have remained or will remain at their levels on the dates of origination of the related Mortgage Loans. The value of any mortgaged property generally will change over time from its value on the appraisal or sales date. If residential real estate values generally or in a particular geographic area decline, the loan-to-value ratios shown in the table in the accompanying collateral annex might not be a reliable indicator of the rates of delinquencies, foreclosures and losses that could occur on the Mortgage Loans. If the residential real estate market should experience an overall decline in property values large enough to cause the outstanding balances of the Mortgage Loans and any secondary financing on the related mortgaged properties to equal or exceed the value of the mortgaged properties, delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry or in the Sponsor's prior securitizations involving the Depositor.

                              In addition, adverse economic conditions and other factors (which may or may not affect real property values) may affect the mortgagors' timely payment of scheduled payments of principal and interest on the Mortgage Loans and, accordingly, the actual rates of delinquencies, foreclosures and losses with respect to the mortgage pool. These other factors could include excessive building resulting in an oversupply of housing in a particular area or a decrease in employment reducing the demand for housing in an area. To the extent that credit enhancements do not cover such losses, your yield may be adversely impacted.

Limited Source of Payments --
No Recourse to Depositor,
Seller, Servicer or Trustee...Proceeds of the Mortgage Loans will be the sole source of payments on the Certificates. The
                              Certificates do not represent an interest in or obligation of the Depositor, the Servicer, the Sponsor, the Trustee or any of their affiliates. There are, however, limited obligations of the Depositor with respect to certain breaches of representations and warranties, and limited obligations of the Servicer with respect to its servicing obligations.

                              Neither the Certificates nor the Mortgage Loans will be guaranteed by or insured by any governmental agency or instrumentality, the Depositor, the Sponsor, the Servicer, the Trustee or any of their affiliates. Consequently, if payments on the Mortgage Loans are insufficient or otherwise unavailable to make all payments required on the Certificates, there will be no recourse to the Depositor, the Sponsor, the Servicer, the Trustee or any of their affiliates.

Limited Liquidity............ The Underwriter intends to make a market for purchase and sale of the Offered Certificates after their initial issuance, but the Underwriter has no obligation to do so. There is no assurance that such a secondary market will develop or, if it does develop, that it will provide you with liquidity of investment or that it will continue for the life of the Offered Certificates. As a result, you may not be able to sell your Certificates or you may not be able to sell your Certificates at a high enough price to produce your desired return on investment.

                              The secondary market for mortgage-backed securities has experienced periods of illiquidity and can be expected to do so in the future. Illiquidity means that there may not be any purchasers for your class of Certificates. Although any class of Certificates may experience illiquidity, it is more likely that classes of Certificates that are more sensitive to prepayment, credit or interest rate risk (such as the Super Senior Support or Subordinated Certificates) will experience illiquidity.

The Rate of Default on
Mortgage Loans that Are
Secured by Investor Properties
May be Higher than on Other
Mortgage Loans............... Certain of the Mortgage Loans may be secured by investor properties. An investor property is a property which, at the time of origination, the mortgagor represented would not be used as the mortgagor's primary residence or second home. Because the mortgagor is not living on the property, the mortgagor may be more likely to default on the mortgage loan than on a comparable mortgage loan secured by a primary residence, or to a lesser extent, a second home. In addition, income expected to be generated from an investor property may have been considered for underwriting purposes in addition to the income of the mortgagor from other sources. Should this income not materialize, it is possible the mortgagor would not have sufficient resources to make payments on the mortgage loan.

There Are Risks Relating to
Mortgaged Properties Subject
to Second Lien Mortgage
Loans........................ At the time of origination of certain of the
                              Mortgage Loans, a lender other than the Sponsor may have originated a second lien mortgage loan. Mortgage Loans that have second lien mortgage loans encumbering the same mortgaged property may have higher rates of delinquency and foreclosure relative to mortgage loans that do not have second lien mortgage loans behind them. This may be due to changes in the mortgagor's debt-to-income profile, the fact that mortgagors may then have less equity in the mortgaged property or other factors. You should also note that any mortgagor could obtain a second lien mortgage loan at any time subsequent to the date of origination of their first lien mortgage loan from any lender.

                      Categories of Classes of Certificates

   The Certificates of any series may be comprised of one or more classes. The classes, in general, fall into different categories. The chart in the base prospectus under the heading "Description of the Certificates--Categories of Classes of Certificates" identifies and generally defines certain of the more typical categories. The prospectus supplement for a series of Certificates may identify the classes which comprise that series by reference to those categories or another category specified in the prospectus supplement.

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.
--------------------------------------------------------------------------------

                             [BANK OF AMERICA LOGO]
--------------------------------------------------------------------------------

The asset-backed securities referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of securities may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these securities, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

Because the asset-backed securities are being offered on a "when, as and if issued" basis, any such contract will terminate, by its terms, without any further obligation or liability between us, if the securities themselves, or the particular class to which the contract relates, are not issued. Because the asset-backed securities are subject to modification or revision, any such contract also is conditioned upon the understanding that no material change will occur with respect to the relevant class of securities prior to the closing date. If a material change does occur with respect to such class, our contract will terminate, by its terms, without any further obligation or liability between us (the "Automatic Termination"). If an Automatic Termination occurs, we will provide you with revised offering materials reflecting the material change and give you an opportunity to purchase such class. To indicate your interest in purchasing the class, you must communicate to us your desire to do so within such timeframe as may be designated in connection with your receipt of the revised offering materials.

                 MBS New Issue Term Sheet - Collateral Appendix

                    Banc of America Mortgage Securities, Inc.

               Mortgage Pass-Through Certificates, Series 2006-B
                           $764,669,000 (approximate)

                                October 11, 2006

--------------------------------------------------------------------------------
BoAMS 2006-B         $764,669,000
--------------------------------------------------------------------------------

                  Collateral Summary of Group 1 Mortgage Loans

Description of The Group 1 Mortgage Loans

The Group 1 Mortgage Loans consist of 3/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 67.44% of the Group 1 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 2% for the first adjustment date and for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 6% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

The approximate collateral statistics for the Group 1 Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.


                                                           Collateral Summary         Range (if applicable)
                                                           ------------------         ---------------------
Total Outstanding Loan Balance                                  $23,606,170
Total Number of Loans                                                    44
Average Loan Principal Balance                                     $536,504             $62,939 to $1,395,000
WA Gross Coupon                                                      6.538%                  5.375% to 8.750%
WA FICO                                                                 731                        627 to 814
WA Original Term (mos.)                                          373 months                 360 to 480 months
WA Remaining Term (mos.)                                         372 months                 353 to 479 months
WA OLTV                                                              73.74%                  38.27% to 95.00%
WA Months to First Rate Adjustment Date                           35 months                   29 to 36 months
Gross Margin                                                         2.250%
WA Rate Ceiling                                                     12.538%                11.375% to 14.750%
Geographic Concentration of Mortgaged Properties (Top          SC    16.49%
5 States) based on the Aggregate Stated Principal              FL    15.28%
Balance                                                        CA    11.49%
                                                               NC     9.77%
                                                               TX     6.28%

       Occupancy of Mortgaged Properties of the Group 1 Mortgage Loans (1)

                                         Aggregate            % of
                          Number Of   Stated Principal    Cut-off Date
                          Mortgage     Balance as of     Pool Principal
Occupancy                   Loans       Cut-off Date        Balance
-----------------------   ---------   ----------------   --------------
Primary Residence                33     $18,530,664.35            78.50%
Second Home                      11       5,075,505.60            21.50
-----------------------   ---------   ----------------   --------------
Total:                           44     $23,606,169.95           100.00%

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 1 Mortgage Loans

                                         Aggregate            % of
                          Number Of   Stated Principal    Cut-off Date
                          Mortgage     Balance as of     Pool Principal
Property Type               Loans       Cut-off Date        Balance
-----------------------   ---------   ----------------   --------------
Single Family Residence          19     $10,722,819.90            45.42%
PUD                              14       7,083,429.37            30.01
Condominium                       9       4,101,706.60            17.38
2-Family                          1       1,279,373.71             5.42
3-Family                          1         418,840.37             1.77
-----------------------   ---------   ----------------   --------------
Total:                           44     $23,606,169.95           100.00%

              Mortgage Loan Purpose of the Group 1 Mortgage Loans

                                         Aggregate            % of
                          Number Of   Stated Principal    Cut-off Date
                          Mortgage     Balance as of     Pool Principal
Purpose                     Loans       Cut-off Date        Balance
-----------------------   ---------   ----------------   --------------
Purchase                         27     $14,386,936.37            60.95%
Refinance-Rate/Term              10       5,347,588.76            22.65
Refinance-Cashout                 7       3,871,644.82            16.40
-----------------------   ---------   ----------------   --------------
Total:                           44     $23,606,169.95           100.00%

           Geographic Distribution of the Mortgage Properties of the
                           Group 1 Mortgage Loans (1)

                                         Aggregate            % of
                          Number Of   Stated Principal    Cut-off Date
                          Mortgage     Balance as of     Pool Principal
Geographic Area             Loans       Cut-off Date        Balance
-----------------------   ---------   ----------------   --------------
South Carolina                    7      $3,891,809.00            16.49%
Florida                           9       3,607,147.07            15.28
California                        4       2,711,373.71            11.49
North Carolina                    4       2,305,620.00             9.77
Texas                             3       1,483,000.00             6.28
Washington                        2       1,398,084.43             5.92
Maine                             1       1,395,000.00             5.91
Alabama                           3       1,104,640.00             4.68
Maryland                          2       1,048,323.40             4.44
New Jersey                        2         878,840.37             3.72
Virginia                          1         708,000.00             3.00
Georgia                           1         641,311.39             2.72
Oregon                            1         599,920.00             2.54
Arizona                           1         494,000.00             2.09
Massachusetts                     1         490,000.00             2.08
Illinois                          1         489,600.00             2.07
Louisiana                         1         359,500.58             1.52
-----------------------   ---------   ----------------   --------------
Total:                           44     $23,606,169.95           100.00%

(1) As of the Cut-off Date, no more than approximately 5.91% of the Group 1 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

        California State Distribution of the Mortgaged Properties of the
                             Group 1 Mortgage Loans


                                                                     % of
                                                                 Cut-off Date
                                                Aggregate       Pool Principal
                                Number Of   Stated Principal    Balance of the
                                Mortgage      Balance as of       California
California State Distribution     Loans       Cut-off Date      Mortgage Loans
-----------------------------   ---------   -----------------   --------------
Northern California                     3       $2,211,373.71            81.56%
Southern California                     1          500,000.00            18.44
Total:                                  4       $2,711,373.71           100.00%

   Current Mortgage Loan Principal Balances of the Group 1 Mortgage Loans (1)

                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
Current Mortgage Loan         Mortgage     Balance as of     Pool Principal
Principal Balances ($)          Loans       Cut-off Date        Balance
---------------------------   ---------   ----------------   --------------
50,000.01 - 100,000.00                1         $62,939.29             0.27%
100,000.01 - 150,000.00               1         146,311.31             0.62
150,000.01 - 200,000.00               1         195,238.34             0.83
300,000.01 - 350,000.00               1         311,920.00             1.32
350,000.01 - 400,000.00               3       1,126,585.01             4.77
400,000.01 - 450,000.00               6       2,597,245.37            11.00
450,000.01 - 500,000.00              12       5,785,147.90            24.51
500,000.01 - 550,000.00               4       2,084,773.40             8.83
550,000.01 - 600,000.00               6       3,500,414.03            14.83
600,000.01 - 650,000.00               2       1,246,931.39             5.28
650,000.01 - 700,000.00               1         680,000.00             2.88
700,000.01 - 750,000.00               2       1,420,290.20             6.02
750,000.01 - 800,000.00               1         775,000.00             3.28
950,000.01 - 1,000,000.00             1         999,000.00             4.23
1,000,000.01 - 1,500,000.00           2       2,674,373.71            11.33
---------------------------   ---------   ----------------   --------------
Total:                               44     $23,606,169.95           100.00%

(1) As of the Cut-off Date, the average outstanding principal balance of the Group 1 Mortgage Loans is expected to be approximately $536,504.

        Original Loan-To-Value Ratios of the Group 1 Mortgage Loans (1)

                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
Original Loan-To-Value        Mortgage     Balance as of     Pool Principal
Ratios (%)                      Loans       Cut-off Date        Balance
---------------------------   ---------   ----------------   --------------
35.01 - 40.00                         1        $500,000.00             2.12%
40.01 - 45.00                         1         494,000.00             2.09
55.01 - 60.00                         1         500,000.00             2.12
60.01 - 65.00                         4       2,818,943.61            11.94
65.01 - 70.00                         6       3,856,113.30            16.34
70.01 - 75.00                         3       1,583,111.37             6.71
75.01 - 80.00                        24      12,720,981.61            53.89
85.01 - 90.00                         2         462,023.72             1.96
90.01 - 95.00                         2         670,996.34             2.84
---------------------------   ---------   ----------------   --------------
Total:                               44     $23,606,169.95           100.00%

(1) As of the Cut-off Date, the weighted average Loan-To-Value Ratio at origination of the Group 1 Mortgage Loans is expected to be approximately 73.74%.

       Current Mortgage Interest Rates of the Group 1 Mortgage Loans (1)

                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
                              Mortgage     Balance as of     Pool Principal
Mortgage Interest Rates (%)     Loans       Cut-off Date        Balance
---------------------------   ---------   ----------------   --------------
5.251 - 5.500                         1        $491,000.00             2.08%
5.501 - 5.750                         2       1,019,920.00             4.32
5.751 - 6.000                         5       2,827,290.20            11.98
6.001 - 6.250                         6       3,020,493.03            12.80
6.251 - 6.500                         9       5,315,646.84            22.52
6.501 - 6.750                         7       3,679,605.00            15.59
6.751 - 7.000                         9       5,537,523.38            23.46
7.001 - 7.250                         1         558,651.00             2.37
7.251 - 7.500                         1         492,000.00             2.08
7.501 - 7.750                         1          62,939.29             0.27
8.251 - 8.500                         1         146,311.31             0.62
8.501 - 8.750                         1         454,789.90             1.93
---------------------------   ---------   ----------------   --------------
Total:                               44     $23,606,169.95           100.00%

(1) As of the Cut-off Date, the weighted average Current Mortgage Interest Rate of the Group 1 Mortgage Loans is expected to be approximately 6.538% per annum.

                 Gross Margin of the Group 1 Mortgage Loans(1)

                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
                              Mortgage     Balance as of     Pool Principal
Gross Margin (%)                Loans       Cut-off Date        Balance
---------------------------   ---------   ----------------   --------------
2.250                                44     $23,606,169.95           100.00%
---------------------------   ---------   ----------------   --------------
Total:                               44     $23,606,169.95           100.00%

(1) As of the Cut-off Date, the weighted average Gross Margin of the Group 1 Mortgage Loans is expected to be approximately 2.250% per annum.

                Rate Ceilings of the Group 1 Mortgage Loans (1)

                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
                              Mortgage     Balance as of     Pool Principal
Rate Ceilings (%)               Loans       Cut-off Date        Balance
---------------------------   ---------   ----------------   --------------
11.251 - 11.500                       1        $491,000.00             2.08%
11.501 - 11.750                       2       1,019,920.00             4.32
11.751 - 12.000                       5       2,827,290.20            11.98
12.001 - 12.250                       6       3,020,493.03            12.80
12.251 - 12.500                       9       5,315,646.84            22.52
12.501 - 12.750                       7       3,679,605.00            15.59
12.751 - 13.000                       9       5,537,523.38            23.46
13.001 - 13.250                       1         558,651.00             2.37
13.251 - 13.500                       1         492,000.00             2.08
13.501 - 13.750                       1          62,939.29             0.27
14.251 - 14.500                       1         146,311.31             0.62
14.501 - 14.750                       1         454,789.90             1.93
---------------------------   ---------   ----------------   --------------
Total:                               44     $23,606,169.95           100.00%

(1) As of the Cut-off Date, the weighted average Rate Ceiling of the Group 1 Mortgage Loans is expected to be approximately 12.538% per annum.

          First Rate Adjustment Date of the Group 1 Mortgage Loans (1)

                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
                              Mortgage     Balance as of     Pool Principal
First Rate Adjustment Date      Loans       Cut-off Date        Balance
---------------------------   ---------   ----------------   --------------
August 1,2009                         3      $1,134,709.90             4.81%
July 1,2009                           1          62,939.29             0.27
March 1,2009                          1         641,311.39             2.72
October 1,2009                        8       4,998,940.00            21.18
September 1,2009                     31      16,768,269.37            71.03
---------------------------   ---------   ----------------   --------------
Total:                               44     $23,606,169.95           100.00%

(1) As of the Cut-off Date, the weighted average months to first Rate Adjustment Date for the Group 1 Mortgage Loans is expected to be approximately 35 months.

               Remaining Terms of the Group 1 Mortgage Loans (1)

                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
                              Mortgage     Balance as of     Pool Principal
Remaining Term (Months)         Loans       Cut-off Date        Balance
---------------------------   ---------   ----------------   --------------
341 - 360                            39     $21,030,726.10            89.09%
over 361                              5       2,575,443.85            10.91
---------------------------   ---------   ----------------   --------------
Total:                               44     $23,606,169.95           100.00%

(1) As of the Cut-off Date, the weighted average remaining term to stated maturity of the Group 1 Mortgage Loans is expected to be approximately 372 months.

         Credit Scoring of Mortgagors of the Group 1 Mortgage Loans (1)

                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
                              Mortgage     Balance as of     Pool Principal
Credit Scores                   Loans       Cut-off Date        Balance
---------------------------   ---------   ----------------   --------------
801 - 850                             4      $2,022,370.00             8.57%
751 - 800                            12       7,623,550.30            32.29
701 - 750                            14       6,862,617.68            29.07
651 - 700                            12       6,151,842.07            26.06
601 - 650                             2         945,789.90             4.01
---------------------------   ---------   ----------------   --------------
Total:                               44     $23,606,169.95           100.00%

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

                  Collateral Summary of Group 2 Mortgage Loans

Description of The Group 2 Mortgage Loans

The Group 2 Mortgage Loans consist of 5/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 67.05% of the Group 2 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

The approximate collateral statistics for the Group 2 Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.


                                                             Collateral Summary          Range (if applicable)
                                                             ------------------          ---------------------
Total Outstanding Loan Balance                                      $311,095,946
Total Number of Loans                                                        526
Average Loan Principal Balance                                          $591,437             $34,751 to $2,800,000
WA Gross Coupon                                                           6.386%                  5.000% to 7.625%
WA FICO                                                                      741                        597 to 816
WA Original Term (mos.)                                               362 months                 300 to 480 months
WA Remaining Term (mos.)                                              361 months                 299 to 480 months
WA OLTV                                                                   73.08%                  17.54% to 95.00%
WA Months to First Rate Adjustment Date                                59 months                   38 to 60 nonths
Gross Margin                                                              2.250%
WA Rate Ceiling                                                          11.386%                10.000% to 12.625%
Geographic Concentration of Mortgaged Properties (Top                CA   55.20%
5 States) based on the Aggregate Stated Principal                    FL    6.57%
Balance                                                              IL    4.54%
                                                                     CO    3.39%
                                                                     AZ    3.34%

       Occupancy of Mortgaged Properties of the Group 2 Mortgage Loans (1)

                                         Aggregate            % of
                          Number Of   Stated Principal    Cut-off Date
                          Mortgage     Balance as of     Pool Principal
Occupancy                   Loans       Cut-off Date        Balance
-----------------------   ---------   ----------------   --------------
Primary Residence               472    $283,513,029.72            91.13%
Second Home                      41      23,779,675.00             7.64
Investor Property                13       3,803,240.96             1.22
-----------------------   ---------   ----------------   --------------
Total:                          526    $311,095,945.68           100.00%

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 2 Mortgage Loans

                                         Aggregate            % of
                          Number Of   Stated Principal    Cut-off Date
                          Mortgage     Balance as of     Pool Principal
Property Type               Loans       Cut-off Date        Balance
-----------------------   ---------   ----------------   --------------
Single Family Residence         329    $198,536,904.59            63.82%
PUD                             105      64,211,186.22            20.64
Condominium                      80      39,193,521.97            12.60
2-Family                          6       4,124,649.62             1.33
3-Family                          3       3,047,252.50             0.98
Townhouse                         2       1,078,430.78             0.35
4-Family                          1         904,000.00             0.29
-----------------------   ---------   ----------------   --------------
Total:                          526    $311,095,945.68           100.00%

              Mortgage Loan Purpose of the Group 2 Mortgage Loans

                                         Aggregate            % of
                          Number Of   Stated Principal    Cut-off Date
                          Mortgage     Balance as of     Pool Principal
Purpose                     Loans       Cut-off Date        Balance
-----------------------   ---------   ----------------   --------------
Purchase                        327    $180,545,496.00            58.04%
Refinance-Rate/Term             107      72,799,930.36            23.40
Refinance-Cashout                92      57,750,519.32            18.56
-----------------------   ---------   ----------------   --------------
Total:                          526    $311,095,945.68           100.00%

           Geographic Distribution of the Mortgage Properties of the
                           Group 2 Mortgage Loans (1)

                                         Aggregate            % of
                          Number Of   Stated Principal    Cut-off Date
                          Mortgage     Balance as of     Pool Principal
Geographic Area             Loans       Cut-off Date        Balance
-----------------------   ---------   ----------------   --------------
California                      269    $171,716,556.09            55.20%
Florida                          38      20,450,247.68             6.57
Illinois                         27      14,111,711.73             4.54
Colorado                         16      10,534,331.07             3.39
Arizona                          13      10,384,754.40             3.34
Virginia                         18       9,391,645.14             3.02
Massachusetts                    12       6,851,203.45             2.20
Washington                       11       5,239,873.44             1.68
New Jersey                        7       5,129,910.08             1.65
Connecticut                       7       4,860,623.25             1.56
New York                          8       4,774,614.34             1.53
South Carolina                    8       4,511,696.30             1.45
Nevada                            8       4,349,180.54             1.40
Texas                            11       4,067,647.24             1.31
Maryland                          8       4,033,904.16             1.30
North Carolina                   12       3,463,982.31             1.11
Oregon                            5       2,941,172.15             0.95
Washington DC                     3       2,461,660.23             0.79
New Hampshire                     3       2,348,334.32             0.75
Vermont                           4       2,336,694.89             0.75
Missouri                          5       2,268,770.96             0.73
Georgia                           7       2,256,976.55             0.73
Tennessee                         3       2,161,200.33             0.69
Wisconsin                         3       2,120,269.47             0.68
Minnesota                         4       1,944,424.74             0.63
Hawaii                            1         880,000.00             0.28
Kansas                            2         769,944.02             0.25
Utah                              2         763,275.08             0.25
Pennsylvania                      2         755,807.14             0.24
Maine                             1         736,000.00             0.24
Ohio                              2         664,634.02             0.21
Michigan                          2         544,751.48             0.18
Indiana                           1         520,000.00             0.17
New Mexico                        1         456,000.00             0.15
Louisiana                         1         156,000.00             0.05
Wyoming                           1         138,149.08             0.04
-----------------------   ---------   ----------------   --------------
Total:                          526    $311,095,945.68           100.00%

(1) As of the Cut-off Date, no more than approximately 1.32% of the Group 2 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

        California State Distribution of the Mortgaged Properties of the
                             Group 2 Mortgage Loans

                                                                     % of
                                                                 Cut-off Date
                                                Aggregate       Pool Principal
                                Number Of   Stated Principal    Balance of the
                                Mortgage      Balance as of       California
California State Distribution     Loans       Cut-off Date      Mortgage Loans
-----------------------------   ---------   -----------------   --------------
Northern California                   172     $107,364,763.58            62.52%
Southern California                    97       64,351,792.51            37.48
-----------------------------   ---------   -----------------   --------------
Total:                                269     $171,716,556.09           100.00%

   Current Mortgage Loan Principal Balances of the Group 2 Mortgage Loans (1)

                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
Current Mortgage Loan         Mortgage     Balance as of     Pool Principal
Principal Balances ($)          Loans       Cut-off Date        Balance
---------------------------   ---------   ----------------   --------------
0.01 - 50,000.00                      1         $34,751.48             0.01%
50,000.01 - 100,000.00                7         644,060.87             0.21
100,000.01 - 150,000.00              17       2,174,046.27             0.70
150,000.01 - 200,000.00              22       3,826,418.10             1.23
200,000.01 - 250,000.00               8       1,847,180.78             0.59
250,000.01 - 300,000.00              10       2,855,027.61             0.92
300,000.01 - 350,000.00               9       2,882,289.29             0.93
350,000.01 - 400,000.00               8       3,085,078.96             0.99
400,000.01 - 450,000.00              38      16,535,977.96             5.32
450,000.01 - 500,000.00              90      43,029,132.73            13.83
500,000.01 - 550,000.00              62      32,722,805.03            10.52
550,000.01 - 600,000.00              66      38,145,063.79            12.26
600,000.01 - 650,000.00              43      26,973,011.53             8.67
650,000.01 - 700,000.00              27      18,136,157.10             5.83
700,000.01 - 750,000.00              19      13,841,677.18             4.45
750,000.01 - 800,000.00              24      18,703,262.01             6.01
800,000.01 - 850,000.00              14      11,587,092.25             3.72
850,000.01 - 900,000.00              12      10,547,874.83             3.39
900,000.01 - 950,000.00               8       7,339,118.97             2.36
950,000.01 - 1,000,000.00            10       9,852,300.35             3.17
1,000,000.01 - 1,500,000.00          23      28,999,687.25             9.32
1,500,000.01 - 2,000,000.00           4       6,946,048.81             2.23
2,000,000.01 - 2,500,000.00           2       4,897,882.53             1.57
2,500,000.01 - 3,000,000.00           2       5,490,000.00             1.76
---------------------------   ---------   ----------------   --------------
Total:                              526    $311,095,945.68           100.00%

(1) As of the Cut-off Date, the average outstanding principal balance of the Group 2 Mortgage Loans is expected to be approximately $591,437.

        Original Loan-To-Value Ratios of the Group 2 Mortgage Loans (1)

                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
Original Loan-To-Value        Mortgage     Balance as of     Pool Principal
Ratios (%)                      Loans       Cut-off Date        Balance
---------------------------   ---------   ----------------   --------------
15.01 - 20.00                         2        $855,000.00             0.27%
25.01 - 30.00                         2         948,950.00             0.31
30.01 - 35.00                         3       1,564,731.09             0.50
35.01 - 40.00                         8       5,796,643.28             1.86
40.01 - 45.00                         3       2,222,448.80             0.71
45.01 - 50.00                        10       9,089,607.30             2.92
50.01 - 55.00                        15       8,571,035.20             2.76
55.01 - 60.00                        20      13,035,571.34             4.19
60.01 - 65.00                        20      12,221,557.87             3.93
65.01 - 70.00                        47      34,267,057.58            11.01
70.01 - 75.00                        48      33,169,075.60            10.66
75.01 - 80.00                       337     185,770,388.37            59.71
85.01 - 90.00                         7       2,127,819.89             0.68
90.01 - 95.00                         4       1,456,059.36             0.47
---------------------------   ---------   ----------------   --------------
Total:                              526    $311,095,945.68           100.00%

(1) As of the Cut-off Date, the weighted average Loan-To-Value Ratio at origination of the Group 2 Mortgage Loans is expected to be approximately 73.08%.

       Current Mortgage Interest Rates of the Group 2 Mortgage Loans (1)

                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
                              Mortgage     Balance as of     Pool Principal
Mortgage Interest Rates (%)     Loans       Cut-off Date        Balance
---------------------------   ---------   ----------------   --------------
4.751 - 5.000                         1        $676,000.00             0.22%
5.001 - 5.250                         5       3,158,395.29             1.02
5.251 - 5.500                         6       2,855,033.62             0.92
5.501 - 5.750                        18       9,369,083.05             3.01
5.751 - 6.000                        56      36,259,112.82            11.66
6.001 - 6.250                       116      70,981,709.47            22.82
6.251 - 6.500                       164      99,151,222.22            31.87
6.501 - 6.750                        90      53,817,663.27            17.30
6.751 - 7.000                        45      24,900,039.49             8.00
7.001 - 7.250                        16       6,125,920.78             1.97
7.251 - 7.500                         7       3,093,863.82             0.99
7.501 - 7.750                         2         707,901.85             0.23
---------------------------   ---------   ----------------   --------------
Total:                              526    $311,095,945.68           100.00%

(1) As of the Cut-off Date, the weighted average Current Mortgage Interest Rate of the Group 2 Mortgage Loans is expected to be approximately 6.386% per annum.

                 Gross Margin of the Group 2 Mortgage Loans(1)

                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
                              Mortgage     Balance as of     Pool Principal
Gross Margin (%)                Loans       Cut-off Date        Balance
---------------------------   ---------   ----------------   --------------
2.250                               526    $311,095,945.68           100.00%
---------------------------   ---------   ----------------   --------------
Total:                              526    $311,095,945.68           100.00%

(1) As of the Cut-off Date, the weighted average Gross Margin of the Group 2 Mortgage Loans is expected to be approximately 2.250% per annum.

                Rate Ceilings of the Group 2 Mortgage Loans (1)

                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
                              Mortgage     Balance as of     Pool Principal
Rate Ceilings (%)               Loans       Cut-off Date        Balance
---------------------------   ---------   ----------------   --------------
9.751 - 10.000                        1        $676,000.00             0.22%
10.001 - 10.250                       5       3,158,395.29             1.02
10.251 - 10.500                       6       2,855,033.62             0.92
10.501 - 10.750                      18       9,369,083.05             3.01
10.751 - 11.000                      56      36,259,112.82            11.66
11.001 - 11.250                     116      70,981,709.47            22.82
11.251 - 11.500                     164      99,151,222.22            31.87
11.501 - 11.750                      90      53,817,663.27            17.30
11.751 - 12.000                      45      24,900,039.49             8.00
12.001 - 12.250                      16       6,125,920.78             1.97
12.251 - 12.500                       7       3,093,863.82             0.99
12.501 - 12.750                       2         707,901.85             0.23
---------------------------   ---------   ----------------   --------------
Total:                              526    $311,095,945.68           100.00%

(1) As of the Cut-off Date, the weighted average Rate Ceiling of the Group 2 Mortgage Loans is expected to be approximately 11.386% per annum.

          First Rate Adjustment Date of the Group 2 Mortgage Loans (1)

                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
                              Mortgage     Balance as of     Pool Principal
First Rate Adjustment Date      Loans       Cut-off Date        Balance
---------------------------   ---------   ----------------   --------------
August 1,2011                        16      $7,072,037.85             2.27%
December 1,2009                       1          77,472.22             0.02
July 1,2011                          17       6,632,711.68             2.13
June 1,2011                           8       2,943,558.31             0.95
October 1,2011                       62      41,132,951.00            13.22
September 1,2011                    422     253,237,214.62            81.40
---------------------------   ---------   ----------------   --------------
Total:                              526    $311,095,945.68           100.00%

(1) As of the Cut-off Date, the weighted average months to first Rate Adjustment Date for the Group 2 Mortgage Loans is expected to be approximately 59 months.

               Remaining Terms of the Group 2 Mortgage Loans (1)

                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
                              Mortgage     Balance as of     Pool Principal
Remaining Term (Months)         Loans       Cut-off Date        Balance
---------------------------   ---------   ----------------   --------------
281 - 300                             2      $1,025,406.80             0.33%
341 - 360                           510     303,780,111.44            97.65
over 361                             14       6,290,427.44             2.02
---------------------------   ---------   ----------------   --------------
Total:                              526    $311,095,945.68           100.00%

(1) As of the Cut-off Date, the weighted average remaining term to stated maturity of the Group 2 Mortgage Loans is expected to be approximately 361 months.

         Credit Scoring of Mortgagors of the Group 2 Mortgage Loans (1)

                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
                              Mortgage     Balance as of     Pool Principal
Credit Scores                   Loans       Cut-off Date        Balance
---------------------------   ---------   ----------------   --------------
801 - 850                            21     $12,962,259.26             4.17%
751 - 800                           210     126,397,345.92            40.63
701 - 750                           169     103,080,450.02            33.13
651 - 700                           103      55,974,921.54            17.99
601 - 650                            13       6,586,133.59             2.12
551 - 600                             1         416,088.80             0.13
Not Scored                            9       5,678,746.55             1.83
---------------------------   ---------   ----------------   --------------
Total:                              526    $311,095,945.68           100.00%

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

                  Collateral Summary of Group 3 Mortgage Loans

Description of The Group 3 Mortgage Loans

The Group 3 Mortgage Loans consist of 7/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 7 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 70.45% of the Group 3 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

The approximate collateral statistics for the Group 3 Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.


                                                          Collateral Summary         Range (if applicable)
                                                          ------------------         ---------------------
Total Outstanding Loan Balance                               $143,276,380
Total Number of Loans                                                 224
Average Loan Principal Balance                                   $639,627              $125,186 to $1,598,518
WA Gross Coupon                                                    6.429%                    5.000% to 7.250%
WA FICO                                                               739                          627 to 816
WA Original Term (mos.)                                        365 months                   360 to 480 months
WA Remaining Term (mos.)                                       365 months                   356 to 479 months
WA OLTV                                                            72.70%                    21.91% to 95.00%
WA Months to First Rate Adjustment Date                         83 months                     70 to 84 months
Gross Margin                                                       2.250%
WA Rate Ceiling                                                   11.429%                  10.000% to 12.250%
Geographic Concentration of Mortgaged Properties (Top         CA   55.22%
5 States) based on the Aggregate Stated Principal             SC    6.42%
Balance                                                       VA    4.99%
                                                              FL    3.97%
                                                              NY    3.76%

       Occupancy of Mortgaged Properties of the Group 3 Mortgage Loans (1)

                                         Aggregate            % of
                          Number Of   Stated Principal    Cut-off Date
                          Mortgage     Balance as of     Pool Principal
Occupancy                   Loans       Cut-off Date        Balance
-----------------------   ---------   ----------------   --------------
Primary Residence               191    $121,186,570.07            84.58%
Second Home                      27      18,594,210.96            12.98
Investor Property                 6       3,495,599.36             2.44
-----------------------   ---------   ----------------   --------------
Total:                          224    $143,276,380.39           100.00%

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 3 Mortgage Loans

                                         Aggregate            % of
                          Number Of   Stated Principal    Cut-off Date
                          Mortgage     Balance as of     Pool Principal
Property Type               Loans       Cut-off Date        Balance
-----------------------   ---------   ----------------   --------------
Single Family Residence         130     $83,795,524.16            58.49%
PUD                              47      31,779,033.49            22.18
Condominium                      42      24,008,677.07            16.76
2-Family                          2       2,343,794.62             1.64
4-Family                          2       1,124,559.49             0.78
3-Family                          1         224,791.56             0.16
-----------------------   ---------   ----------------   --------------
Total:                          224    $143,276,380.39           100.00%

              Mortgage Loan Purpose of the Group 3 Mortgage Loans

                                         Aggregate            % of
                          Number Of   Stated Principal    Cut-off Date
                          Mortgage     Balance as of     Pool Principal
Purpose                     Loans       Cut-off Date        Balance
-----------------------   ---------   ----------------   --------------
Purchase                        121     $80,073,324.82            55.89%
Refinance-Rate/Term              53      33,743,869.77            23.55
Refinance-Cashout                50      29,459,185.80            20.56
-----------------------   ---------   ----------------   --------------
Total:                          224    $143,276,380.39           100.00%

           Geographic Distribution of the Mortgage Properties of the
                           Group 3 Mortgage Loans (1)

                                         Aggregate            % of
                          Number Of   Stated Principal    Cut-off Date
                          Mortgage     Balance as of     Pool Principal
Geographic Area             Loans       Cut-off Date        Balance
-----------------------   ---------   ----------------   --------------
California                      127     $79,112,662.34            55.22%
South Carolina                   13       9,198,095.96             6.42
Virginia                         13       7,149,655.25             4.99
Florida                          11       5,694,819.97             3.97
New York                          6       5,383,544.62             3.76
Utah                              4       4,328,654.30             3.02
Illinois                          4       3,662,567.87             2.56
Connecticut                       5       3,615,791.56             2.52
Maryland                          4       2,717,000.00             1.90
North Carolina                    5       2,647,202.95             1.85
Arizona                           4       2,535,714.74             1.77
Nevada                            4       2,230,894.00             1.56
Massachusetts                     3       1,829,958.82             1.28
Washington                        3       1,763,474.33             1.23
Missouri                          2       1,596,365.11             1.11
Texas                             2       1,460,000.00             1.02
Minnesota                         2       1,258,671.46             0.88
Colorado                          2       1,222,355.18             0.85
Oregon                            2       1,094,340.95             0.76
Georgia                           1       1,048,600.00             0.73
New Jersey                        2         971,141.60             0.68
Hawaii                            1         920,000.00             0.64
Pennsylvania                      1         626,400.00             0.44
Tennessee                         1         519,920.00             0.36
Washington DC                     1         439,920.00             0.31
Mississippi                       1         248,629.38             0.17
-----------------------   ---------   ----------------   --------------
Total:                          224    $143,276,380.39           100.00%

(1) As of the Cut-off Date, no more than approximately 1.81% of the Group 3 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

        California State Distribution of the Mortgaged Properties of the
                             Group 3 Mortgage Loans

                                                                      % of
                                                                  Cut-off Date
                                                 Aggregate       Pool Principal
                                 Number Of   Stated Principal    Balance of the
                                 Mortgage      Balance as of       California
California State Distribution      Loans       Cut-off Date      Mortgage Loans
------------------------------   ---------   -----------------   --------------
Southern California                     67      $40,503,197.01            51.20%
Northern California                     60       38,609,465.33            48.80
------------------------------   ---------   -----------------   --------------
Total:                                 127      $79,112,662.34           100.00%

   Current Mortgage Loan Principal Balances of the Group 3 Mortgage Loans (1)

                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
Current Mortgage Loan         Mortgage     Balance as of     Pool Principal
Principal Balances ($)          Loans       Cut-off Date        Balance
---------------------------   ---------   ----------------   --------------
100,000.01 - 150,000.00               1        $125,186.00             0.09%
150,000.01 - 200,000.00               2         378,979.48             0.26
200,000.01 - 250,000.00               2         473,420.94             0.33
300,000.01 - 350,000.00               1         348,644.18             0.24
350,000.01 - 400,000.00               1         375,000.00             0.26
400,000.01 - 450,000.00              26      11,389,829.75             7.95
450,000.01 - 500,000.00              33      15,637,303.64            10.91
500,000.01 - 550,000.00              28      14,626,231.66            10.21
550,000.01 - 600,000.00              27      15,638,428.84            10.91
600,000.01 - 650,000.00              26      16,326,016.24            11.39
650,000.01 - 700,000.00              14       9,467,052.86             6.61
700,000.01 - 750,000.00              11       8,008,183.71             5.59
750,000.01 - 800,000.00              10       7,753,243.60             5.41
800,000.01 - 850,000.00               6       4,984,452.53             3.48
850,000.01 - 900,000.00               5       4,441,965.01             3.10
900,000.01 - 950,000.00               8       7,454,495.20             5.20
950,000.01 - 1,000,000.00            10       9,936,626.89             6.94
1,000,000.01 - 1,500,000.00          12      14,312,801.78             9.99
1,500,000.01 - 2,000,000.00           1       1,598,518.08             1.12
---------------------------   ---------   ----------------   --------------
Total:                              224    $143,276,380.39           100.00%

(1) As of the Cut-off Date, the average outstanding principal balance of the Group 3 Mortgage Loans is expected to be approximately $639,627.

        Original Loan-To-Value Ratios of the Group 3 Mortgage Loans (1)

                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
Original Loan-To-Value        Mortgage     Balance as of     Pool Principal
Ratios (%)                      Loans       Cut-off Date        Balance
---------------------------   ---------   ----------------   --------------
20.01 - 25.00                         1        $504,000.00             0.35%
25.01 - 30.00                         3       1,754,500.00             1.22
35.01 - 40.00                         2       1,375,000.00             0.96
40.01 - 45.00                         6       3,291,793.19             2.30
45.01 - 50.00                         4       2,541,150.53             1.77
50.01 - 55.00                         5       3,119,680.00             2.18
55.01 - 60.00                         9       5,593,488.73             3.90
60.01 - 65.00                        12       7,956,663.29             5.55
65.01 - 70.00                        24      17,980,338.93            12.55
70.01 - 75.00                        32      20,648,354.69            14.41
75.01 - 80.00                       120      74,643,209.27            52.10
80.01 - 85.00                         1         471,593.61             0.33
85.01 - 90.00                         2       1,630,598.86             1.14
90.01 - 95.00                         3       1,766,009.29             1.23
---------------------------   ---------   ----------------   --------------
Total:                              224    $143,276,380.39           100.00%

(1) As of the Cut-off Date, the weighted average Loan-To-Value Ratio at origination of the Group 3 Mortgage Loans is expected to be approximately 72.70%.

       Current Mortgage Interest Rates of the Group 3 Mortgage Loans (1)

                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
                              Mortgage     Balance as of     Pool Principal
Mortgage Interest Rates (%)     Loans       Cut-off Date        Balance
---------------------------   ---------   ----------------   --------------
4.751 - 5.000                         1        $614,000.00             0.43%
5.251 - 5.500                         1       1,078,817.87             0.75
5.501 - 5.750                         4       2,353,521.05             1.64
5.751 - 6.000                        19      12,103,857.67             8.45
6.001 - 6.250                        50      33,176,926.39            23.16
6.251 - 6.500                        75      46,338,792.50            32.34
6.501 - 6.750                        45      30,846,635.42            21.53
6.751 - 7.000                        22      12,229,035.59             8.54
7.001 - 7.250                         7       4,534,793.90             3.17
---------------------------   ---------   ----------------   --------------
Total:                              224    $143,276,380.39           100.00%

(1) As of the Cut-off Date, the weighted average Current Mortgage Interest Rate of the Group 3 Mortgage Loans is expected to be approximately 6.429% per annum.

                 Gross Margin of the Group 3 Mortgage Loans(1)

                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
                              Mortgage     Balance as of     Pool Principal
Gross Margin (%)                Loans       Cut-off Date        Balance
---------------------------   ---------   ----------------   --------------
2.250                               224    $143,276,380.39           100.00%
---------------------------   ---------   ----------------   --------------
Total:                              224    $143,276,380.39           100.00%

(1) As of the Cut-off Date, the weighted average Gross Margin of the Group 3 Mortgage Loans is expected to be approximately 2.250% per annum.

                Rate Ceilings of the Group 3 Mortgage Loans (1)

                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
                              Mortgage     Balance as of     Pool Principal
Rate Ceilings (%)               Loans       Cut-off Date        Balance
---------------------------   ---------   ----------------   --------------
9.751 - 10.000                        1        $614,000.00             0.43%
10.251 - 10.500                       1       1,078,817.87             0.75
10.501 - 10.750                       4       2,353,521.05             1.64
10.751 - 11.000                      19      12,103,857.67             8.45
11.001 - 11.250                      50      33,176,926.39            23.16
11.251 - 11.500                      75      46,338,792.50            32.34
11.501 - 11.750                      45      30,846,635.42            21.53
11.751 - 12.000                      22      12,229,035.59             8.54
12.001 - 12.250                       7       4,534,793.90             3.17
---------------------------   ---------   ----------------   --------------
Total:                              224    $143,276,380.39           100.00%

(1) As of the Cut-off Date, the weighted average Rate Ceiling of the Group 3 Mortgage Loans is expected to be approximately 11.429% per annum.

          First Rate Adjustment Date of the Group 3 Mortgage Loans (1)

                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
                              Mortgage     Balance as of     Pool Principal
First Rate Adjustment Date      Loans       Cut-off Date        Balance
---------------------------   ---------   ----------------   --------------
August 1,2012                         1        $998,004.00             0.70%
August 1,2013                         2       1,086,122.56             0.76
July 1,2013                           1         614,340.95             0.43
June 1,2013                           1         248,629.38             0.17
May 1,2013                            3       1,271,050.17             0.89
October 1,2013                       60      38,242,487.00            26.69
September 1,2013                    156     100,815,746.33            70.36
---------------------------   ---------   ----------------   --------------
Total:                              224    $143,276,380.39           100.00%

(1) As of the Cut-off Date, the weighted average months to first Rate Adjustment Date for the Group 3 Mortgage Loans is expected to be approximately 83 months.

               Remaining Terms of the Group 3 Mortgage Loans (1)

                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
                              Mortgage     Balance as of     Pool Principal
Remaining Term (Months)         Loans       Cut-off Date        Balance
---------------------------   ---------   ----------------   --------------
341 - 360                           214    $136,946,752.27            95.58%
over 361                             10       6,329,628.12             4.42
---------------------------   ---------   ----------------   --------------
Total:                              224    $143,276,380.39           100.00%

(1) As of the Cut-off Date, the weighted average remaining term to stated maturity of the Group 3 Mortgage Loans is expected to be approximately 365 months.

         Credit Scoring of Mortgagors of the Group 3 Mortgage Loans (1)

                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
                              Mortgage     Balance as of     Pool Principal
Credit Scores                   Loans       Cut-off Date        Balance
---------------------------   ---------   ----------------   --------------
801 - 850                            11      $7,256,798.16             5.06%
751 - 800                            96      61,388,939.69            42.85
701 - 750                            63      40,170,934.54            28.04
651 - 700                            48      31,099,368.71            21.71
601 - 650                             6       3,360,339.29             2.35
---------------------------   ---------   ----------------   --------------
Total:                              224    $143,276,380.39           100.00%

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

                  Collateral Summary of Group 4 Mortgage Loans

Description of The Group 4 Mortgage Loans

The Group 4 Mortgage Loans consist of 10/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 10 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 88.12% of the Group 4 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

The approximate collateral statistics for the Group 4 Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.


                                                           Collateral Summary         Range (if applicable)
                                                           ------------------         ---------------------
Total Outstanding Loan Balance                                 $292,081,286
Total Number of Loans                                                   437
Average Loan Principal Balance                                     $668,378            $129,600 to $2,600,000
WA Gross Coupon                                                      6.490%                  5.500% to 7.375%
WA FICO                                                                 746                        633 to 821
WA Original Term (mos.)                                          361 months                 360 to 480 months
WA Remaining Term (mos.)                                         360 months                 355 to 479 months
WA OLTV                                                              71.66%                 13.33% to 100.00%
WA Months to First Rate Adjustment Date                          119 months                 109 to 120 months
Gross Margin                                                         2.250%
WA Rate Ceiling                                                     11.490%                10.500% to 12.375%
Geographic Concentration of Mortgaged Properties (Top          CA   68.50%
5 States) based on the Aggregate Stated Principal              FL    5.31%
Balance                                                        CO    2.60%
                                                               MA    2.30%
                                                               VA    2.23%

       Occupancy of Mortgaged Properties of the Group 4 Mortgage Loans (1)

                                         Aggregate            % of
                          Number Of   Stated Principal    Cut-off Date
                          Mortgage     Balance as of     Pool Principal
Occupancy                   Loans       Cut-off Date        Balance
-----------------------   ---------   ----------------   --------------
Primary Residence               413    $278,382,669.93            95.31%
Second Home                      20      11,437,708.65             3.92
Investor Property                 4       2,260,907.50             0.77
-----------------------   ---------   ----------------   --------------
Total:                          437    $292,081,286.08           100.00%

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                  Property Types of the Group 4 Mortgage Loans

                                         Aggregate            % of
                          Number Of   Stated Principal    Cut-off Date
                          Mortgage     Balance as of     Pool Principal
Property Type               Loans       Cut-off Date        Balance
-----------------------   ---------   ----------------   --------------
Single Family Residence         290    $196,459,265.69            67.26%
PUD                              88      58,470,987.74            20.02
Condominium                      47      28,635,695.44             9.80
2-Family                          8       5,902,921.21             2.02
3-Family                          2       1,350,000.00             0.46
Townhouse                         2       1,262,416.00             0.43
-----------------------   ---------   ----------------   --------------
Total:                          437    $292,081,286.08           100.00%

              Mortgage Loan Purpose of the Group 4 Mortgage Loans

                                         Aggregate            % of
                          Number Of   Stated Principal    Cut-off Date
                          Mortgage     Balance as of     Pool Principal
Purpose                     Loans       Cut-off Date        Balance
-----------------------   ---------   ----------------   --------------
Purchase                        242    $165,914,524.68            56.80%
Refinance-Cashout               103      67,468,915.24            23.10
Refinance-Rate/Term              92      58,697,846.16            20.10
-----------------------   ---------   ----------------   --------------
Total:                          437    $292,081,286.08           100.00%

           Geographic Distribution of the Mortgage Properties of the
                           Group 4 Mortgage Loans (1)

                                         Aggregate            % of
                          Number Of   Stated Principal    Cut-off Date
                          Mortgage     Balance as of     Pool Principal
Geographic Area             Loans       Cut-off Date        Balance
-----------------------   ---------   ----------------   --------------
California                      295    $200,083,584.67            68.50%
Florida                          25      15,517,815.00             5.31
Colorado                         12       7,585,640.00             2.60
Massachusetts                    10       6,714,966.95             2.30
Virginia                          8       6,512,416.00             2.23
North Carolina                    9       5,971,068.65             2.04
Maryland                          9       5,480,648.69             1.88
Illinois                          7       4,990,177.53             1.71
Washington                        7       4,378,460.00             1.50
New York                          7       4,263,800.00             1.46
Washington DC                     5       3,532,759.88             1.21
Arizona                           5       3,365,470.00             1.15
Nevada                            5       3,159,960.00             1.08
Georgia                           5       3,103,787.54             1.06
New Jersey                        5       2,997,558.59             1.03
Texas                             5       2,753,594.59             0.94
New Mexico                        4       2,600,640.00             0.89
Connecticut                       3       2,254,523.57             0.77
Pennsylvania                      2       1,509,126.55             0.52
Minnesota                         2       1,094,825.79             0.37
South Carolina                    2         967,995.00             0.33
Wisconsin                         1         800,000.00             0.27
Missouri                          1         742,988.00             0.25
Michigan                          1         661,901.08             0.23
Montana                           1         527,200.00             0.18
Utah                              1         510,378.00             0.17
-----------------------   ---------   ----------------   --------------
Total:                          437    $292,081,286.08           100.00%

(1) As of the Cut-off Date, no more than approximately 1.13% of the Group 4 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

        California State Distribution of the Mortgaged Properties of the
                             Group 4 Mortgage Loans

                                                                     % of
                                                                 Cut-off Date
                                                Aggregate       Pool Principal
                                Number Of   Stated Principal    Balance of the
                                Mortgage      Balance as of       California
California State Distribution     Loans       Cut-off Date      Mortgage Loans
-----------------------------   ---------   -----------------   --------------
Northern California                   160     $104,943,497.49            52.45%
Southern California                   135       95,140,087.18            47.55
-----------------------------   ---------   -----------------   --------------
Total:                                295     $200,083,584.67           100.00%

   Current Mortgage Loan Principal Balances of the Group 4 Mortgage Loans (1)

                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
Current Mortgage Loan         Mortgage     Balance as of     Pool Principal
Principal Balances ($)          Loans       Cut-off Date        Balance
---------------------------   ---------   ----------------   --------------
100,000.01 - 150,000.00               1        $129,600.00             0.04%
150,000.01 - 200,000.00               2         353,060.53             0.12
200,000.01 - 250,000.00               1         240,000.00             0.08
250,000.01 - 300,000.00               2         548,000.00             0.19
300,000.01 - 350,000.00               2         665,925.59             0.23
350,000.01 - 400,000.00               3       1,152,656.93             0.39
400,000.01 - 450,000.00              29      12,726,247.52             4.36
450,000.01 - 500,000.00              73      34,936,984.68            11.96
500,000.01 - 550,000.00              47      24,763,480.29             8.48
550,000.01 - 600,000.00              71      40,939,118.51            14.02
600,000.01 - 650,000.00              38      23,854,250.24             8.17
650,000.01 - 700,000.00              34      23,088,341.12             7.90
700,000.01 - 750,000.00              25      17,985,096.44             6.16
750,000.01 - 800,000.00              26      20,315,159.38             6.96
800,000.01 - 850,000.00              12       9,978,763.77             3.42
850,000.01 - 900,000.00               7       6,133,423.59             2.10
900,000.01 - 950,000.00               8       7,389,470.00             2.53
950,000.01 - 1,000,000.00            28      27,741,994.83             9.50
1,000,000.01 - 1,500,000.00          23      28,979,181.40             9.92
1,500,000.01 - 2,000,000.00           3       5,160,531.26             1.77
2,000,000.01 - 2,500,000.00           1       2,400,000.00             0.82
2,500,000.01 - 3,000,000.00           1       2,600,000.00             0.89
---------------------------   ---------   ----------------   --------------
Total:                              437    $292,081,286.08           100.00%

(1) As of the Cut-off Date, the average outstanding principal balance of the Group 4 Mortgage Loans is expected to be approximately $668,378.

        Original Loan-To-Value Ratios of the Group 4 Mortgage Loans (1)

                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
Original Loan-To-Value        Mortgage     Balance as of     Pool Principal
Ratios (%)                      Loans       Cut-off Date        Balance
---------------------------   ---------   ----------------   --------------
10.01 - 15.00                         1      $1,000,000.00             0.34%
15.01 - 20.00                         2       1,200,000.00             0.41
20.01 - 25.00                         3       1,748,000.00             0.60
25.01 - 30.00                         1       1,000,000.00             0.34
30.01 - 35.00                         5       3,401,659.88             1.16
35.01 - 40.00                         4       1,944,389.79             0.67
40.01 - 45.00                         8       6,365,189.78             2.18
45.01 - 50.00                         6       4,320,947.40             1.48
50.01 - 55.00                        17      10,952,518.52             3.75
55.01 - 60.00                        24      15,027,270.42             5.14
60.01 - 65.00                        27      22,749,847.18             7.79
65.01 - 70.00                        39      25,485,757.32             8.73
70.01 - 75.00                        41      29,701,397.19            10.17
75.01 - 80.00                       255     164,950,080.97            56.47
85.01 - 90.00                         3       1,572,326.55             0.54
95.01 - 100.00                        1         661,901.08             0.23
---------------------------   ---------   ----------------   --------------
Total:                              437    $292,081,286.08           100.00%

(1) As of the Cut-off Date, the weighted average Loan-To-Value Ratio at origination of the Group 4 Mortgage Loans is expected to be approximately 71.66%.

       Current Mortgage Interest Rates of the Group 4 Mortgage Loans (1)

                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
                              Mortgage     Balance as of     Pool Principal
Mortgage Interest Rates (%)     Loans       Cut-off Date        Balance
---------------------------   ---------   ----------------   --------------
5.251 - 5.500                         3      $2,182,000.00             0.75%
5.501 - 5.750                         6       4,820,000.00             1.65
5.751 - 6.000                        19      12,944,899.44             4.43
6.001 - 6.250                        71      46,096,651.10            15.78
6.251 - 6.500                       164     110,335,810.32            37.78
6.501 - 6.750                       113      78,020,444.12            26.71
6.751 - 7.000                        54      33,780,075.92            11.57
7.001 - 7.250                         6       3,401,405.18             1.16
7.251 - 7.500                         1         500,000.00             0.17
---------------------------   ---------   ----------------   --------------
Total:                              437    $292,081,286.08           100.00%

(1) As of the Cut-off Date, the weighted average Current Mortgage Interest Rate of the Group 4 Mortgage Loans is expected to be approximately 6.490% per annum.

                 Gross Margin of the Group 4 Mortgage Loans(1)

                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
                              Mortgage     Balance as of     Pool Principal
Gross Margin (%)                Loans       Cut-off Date        Balance
---------------------------   ---------   ----------------   --------------
2.250                               437    $292,081,286.08           100.00%
---------------------------   ---------   ----------------   --------------
Total:                              437    $292,081,286.08           100.00%

(1) As of the Cut-off Date, the weighted average Gross Margin of the Group 4 Mortgage Loans is expected to be approximately 2.250% per annum.

                Rate Ceilings of the Group 4 Mortgage Loans (1)

                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
                              Mortgage     Balance as of     Pool Principal
Rate Ceilings (%)               Loans       Cut-off Date        Balance
---------------------------   ---------   ----------------   --------------
10.251 - 10.500                       3      $2,182,000.00             0.75%
10.501 - 10.750                       6       4,820,000.00             1.65
10.751 - 11.000                      19      12,944,899.44             4.43
11.001 - 11.250                      71      46,096,651.10            15.78
11.251 - 11.500                     164     110,335,810.32            37.78
11.501 - 11.750                     113      78,020,444.12            26.71
11.751 - 12.000                      54      33,780,075.92            11.57
12.001 - 12.250                       6       3,401,405.18             1.16
12.251 - 12.500                       1         500,000.00             0.17
Total:                              437    $292,081,286.08           100.00%

(1) As of the Cut-off Date, the weighted average Rate Ceiling of the Group 4 Mortgage Loans is expected to be approximately 11.490% per annum.

          First Rate Adjustment Date of the Group 4 Mortgage Loans (1)

                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
                              Mortgage     Balance as of     Pool Principal
First Rate Adjustment Date      Loans       Cut-off Date        Balance
---------------------------   ---------   ----------------   --------------
August 1,2016                        10      $7,512,582.89             2.57%
July 1,2016                           8       6,004,696.26             2.06
June 1,2016                           2         835,491.50             0.29
May 1,2016                            3       1,847,515.24             0.63
November 1,2015                       1         187,200.00             0.06
October 1,2016                      124      83,316,525.75            28.53
September 1,2016                    289     192,377,274.44            65.86
---------------------------   ---------   ----------------   --------------
Total:                              437    $292,081,286.08           100.00%

(1) As of the Cut-off Date, the weighted average months to first Rate Adjustment Date for the Group 4 Mortgage Loans is expected to be approximately 119 months.

               Remaining Terms of the Group 4 Mortgage Loans (1)

                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
                              Mortgage     Balance as of     Pool Principal
Remaining Term (Months)         Loans       Cut-off Date        Balance
---------------------------   ---------   ----------------   --------------
341 - 360                           434    $290,248,267.67            99.37%
over 361                              3       1,833,018.41             0.63
---------------------------   ---------   ----------------   --------------
Total:                              437    $292,081,286.08           100.00%

(1) As of the Cut-off Date, the weighted average remaining term to stated maturity of the Group 4 Mortgage Loans is expected to be approximately 360 months.

         Credit Scoring of Mortgagors of the Group 4 Mortgage Loans (1)

                                             Aggregate            % of
                              Number Of   Stated Principal    Cut-off Date
                              Mortgage     Balance as of     Pool Principal
Credit Scores                   Loans       Cut-off Date        Balance
---------------------------   ---------   ----------------   --------------
801 - 850                            29     $18,601,455.07             6.37%
751 - 800                           187     129,169,133.88            44.22
701 - 750                           140      91,545,944.31            31.34
651 - 700                            72      46,671,375.65            15.98
601 - 650                             7       4,783,177.17             1.64
Not Scored                            2       1,310,200.00             0.45
---------------------------   ---------   ----------------   --------------
Total:                              437    $292,081,286.08           100.00%

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

                    Collateral Summary of the Mortgage Loans

Description of The Mortgage Loans

The Mortgage Loans consist of 3/1, 5/1, 7/1 and 10/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3, 5, 7 and 10 years, respectively after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 75.68% of the Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 2% for the first adjustment date and 2% for every adjustment date thereafter for the 3/1 Hybrid ARMs, and Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter for the 5/1, 7/1 and 10/1 Hybrid ARMs. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 6% for the 3/1 Hybrid ARMs and 5% for the 5/1, 7/1 and 10/1 Hybrid ARMs, over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.

Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-off Date. The balances and percentages may not be exact due to rounding.

                                                           Collateral Summary         Range (if applicable)
                                                           ------------------         ---------------------
Total Outstanding Loan Balance                                 $770,059,782
Total Number of Loans                                                 1,231
Average Loan Principal Balance                                     $625,556             $34,751 to $2,800,000
WA Gross Coupon                                                      6.438%                  5.000% to 8.750%
WA FICO                                                                 742                        597 to 821
WA Original Term (mos.)                                          363 months                 300 to 480 months
WA Remaining Term (mos.)                                         362 months                 299 to 480 months
WA OLTV                                                              72.49%                 13.33% to 100.00%
WA Months to First Rate Adjustment Date                           86 months                  29 to 120 months
Gross Margin                                                         2.250%
WA Rate Ceiling                                                     11.469%                10.000% to 14.750%
Geographic Concentration of Mortgaged Properties (Top           CA   58.91%
5 States) based on the Aggregate Stated Principal               FL    5.88%
Balance                                                         VA    3.09%
                                                                IL    3.02%
                                                                CO    2.51%

           Occupancy of Mortgaged Properties of the Mortgage Loans (1)

                                               Aggregate            % of
                                Number Of   Stated Principal    Cut-off Date
                                Mortgage     Balance as of     Pool Principal
Occupancy                         Loans       Cut-off Date        Balance
-----------------------------   ---------   ----------------   --------------
Primary Residence                   1,109    $701,612,934.07            91.11%
Second Home                            99      58,887,100.21             7.65
Investor Property                      23       9,559,747.82             1.24
-----------------------------   ---------   ----------------   --------------
Total:                              1,231    $770,059,782.10           100.00%

(1) Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.

                      Property Types of the Mortgage Loans

                                               Aggregate            % of
                                Number Of   Stated Principal    Cut-off Date
                                Mortgage     Balance as of     Pool Principal
Property Type                     Loans       Cut-off Date        Balance
-----------------------------   ---------   ----------------   --------------
Single Family Residence               768    $489,514,514.34            63.57%
PUD                                   254     161,544,636.82            20.98
Condominium                           178      95,939,601.08            12.46
2-Family                               17      13,650,739.16             1.77
3-Family                                7       5,040,884.43             0.65
Townhouse                               4       2,340,846.78             0.30
4-Family                                3       2,028,559.49             0.26
-----------------------------   ---------   ----------------   --------------
Total:                              1,231    $770,059,782.10           100.00%

                  Mortgage Loan Purpose of the Mortgage Loans

                                               Aggregate            % of
                                Number Of   Stated Principal    Cut-off Date
                                Mortgage     Balance as of     Pool Principal
Purpose                           Loans       Cut-off Date        Balance
-----------------------------   ---------   ----------------   --------------
Purchase                              717    $440,920,281.87            57.26%
Refinance-Rate/Term                   262     170,589,235.05            22.15
Refinance-Cashout                     252     158,550,265.18            20.59
-----------------------------   ---------   ----------------   --------------
Total:                              1,231    $770,059,782.10           100.00%

  Geographic Distribution of the Mortgage Properties of the Mortgage Loans (1)

                                               Aggregate            % of
                                Number Of   Stated Principal    Cut-off Date
                                Mortgage     Balance as of     Pool Principal
Geographic Area                   Loans       Cut-off Date        Balance
-----------------------------   ---------   ----------------   --------------
California                            695    $453,624,176.81            58.91%
Florida                                83      45,270,029.72             5.88
Virginia                               40      23,761,716.39             3.09
Illinois                               39      23,254,057.13             3.02
Colorado                               30      19,342,326.25             2.51
South Carolina                         30      18,569,596.26             2.41
Arizona                                23      16,779,939.14             2.18
Massachusetts                          26      15,886,129.22             2.06
New York                               21      14,421,958.96             1.87
North Carolina                         30      14,387,873.91             1.87
Maryland                               23      13,279,876.25             1.72
Washington                             23      12,779,892.20             1.66
Connecticut                            15      10,730,938.38             1.39
New Jersey                             16       9,977,450.64             1.30
Texas                                  21       9,764,241.83             1.27
Nevada                                 17       9,740,034.54             1.26
Georgia                                14       7,050,675.48             0.92
Washington DC                           9       6,434,340.11             0.84
Utah                                    7       5,602,307.38             0.73
Oregon                                  8       4,635,433.10             0.60
Missouri                                8       4,608,124.07             0.60
Minnesota                               8       4,297,921.99             0.56
New Mexico                              5       3,056,640.00             0.40
Wisconsin                               4       2,920,269.47             0.38
Pennsylvania                            5       2,891,333.69             0.38
Tennessee                               4       2,681,120.33             0.35
New Hampshire                           3       2,348,334.32             0.30
Vermont                                 4       2,336,694.89             0.30
Maine                                   2       2,131,000.00             0.28
Hawaii                                  2       1,800,000.00             0.23
Michigan                                3       1,206,652.56             0.16
Alabama                                 3       1,104,640.00             0.14
Kansas                                  2         769,944.02             0.10
Ohio                                    2         664,634.02             0.09
Montana                                 1         527,200.00             0.07
Indiana                                 1         520,000.00             0.07
Louisiana                               2         515,500.58             0.07
Mississippi                             1         248,629.38             0.03
Wyoming                                 1         138,149.08             0.02
-----------------------------   ---------   ----------------   --------------
Total:                              1,231    $770,059,782.10           100.00%

(1) As of the Cut-off Date, no more than approximately 0.81% of the Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.

        California State Distribution of the Mortgaged Properties of the
                                 Mortgage Loans

                                                                    % of
                                                                Cut-off Date
                                               Aggregate       Pool Principal
                                Number Of   Stated Principal   Balance of the
                                Mortgage     Balance as of       California
California State Distribution     Loans       Cut-off Date     Mortgage Loans
-----------------------------   ---------   ----------------   --------------
Northern California                   395    $253,129,100.11            55.80%
Southern California                   300     200,495,076.70            44.20
-----------------------------   ---------   ----------------   --------------
Total:                                695    $453,624,176.81           100.00%

       Current Mortgage Loan Principal Balances of the Mortgage Loans (1)

                                               Aggregate            % of
                                Number Of   Stated Principal    Cut-off Date
Current Mortgage Loan           Mortgage     Balance as of     Pool Principal
Principal Balances ($)            Loans       Cut-off Date        Balance
-----------------------------   ---------   ----------------   --------------
0.01 - 50,000.00                        1         $34,751.48             0.00%
50,000.01 - 100,000.00                  8         707,000.16             0.09
100,000.01 - 150,000.00                20       2,575,143.58             0.33
150,000.01 - 200,000.00                27       4,753,696.45             0.62
200,000.01 - 250,000.00                11       2,560,601.72             0.33
250,000.01 - 300,000.00                12       3,403,027.61             0.44
300,000.01 - 350,000.00                13       4,208,779.06             0.55
350,000.01 - 400,000.00                15       5,739,320.90             0.75
400,000.01 - 450,000.00                99      43,249,300.60             5.62
450,000.01 - 500,000.00               208      99,388,568.95            12.91
500,000.01 - 550,000.00               141      74,197,290.38             9.64
550,000.01 - 600,000.00               170      98,223,025.17            12.76
600,000.01 - 650,000.00               109      68,400,209.40             8.88
650,000.01 - 700,000.00                76      51,371,551.08             6.67
700,000.01 - 750,000.00                57      41,255,247.53             5.36
750,000.01 - 800,000.00                61      47,546,664.99             6.17
800,000.01 - 850,000.00                32      26,550,308.55             3.45
850,000.01 - 900,000.00                24      21,123,263.43             2.74
900,000.01 - 950,000.00                24      22,183,084.17             2.88
950,000.01 - 1,000,000.00              49      48,529,922.07             6.30
1,000,000.01 - 1,500,000.00            60      74,966,044.14             9.74
1,500,000.01 - 2,000,000.00             8      13,705,098.15             1.78
2,000,000.01 - 2,500,000.00             3       7,297,882.53             0.95
2,500,000.01 - 3,000,000.00             3       8,090,000.00             1.05
-----------------------------   ---------   ----------------   --------------
Total:                              1,231    $770,059,782.10           100.00%

(1) As of the Cut-off Date, the average outstanding principal balance of the Mortgage Loans is expected to be approximately $625,556.

            Original Loan-To-Value Ratios of the Mortgage Loans (1)

                                               Aggregate            % of
                                Number Of   Stated Principal    Cut-off Date
Original Loan-To-Value          Mortgage     Balance as of     Pool Principal
Ratios (%)                        Loans       Cut-off Date        Balance
-----------------------------   ---------   ----------------   --------------
10.01 - 15.00                           1      $1,000,000.00             0.13%
15.01 - 20.00                           4       2,055,000.00             0.27
20.01 - 25.00                           4       2,252,000.00             0.29
25.01 - 30.00                           6       3,703,450.00             0.48
30.01 - 35.00                           8       4,966,390.97             0.64
35.01 - 40.00                          15       9,616,033.07             1.25
40.01 - 45.00                          18      12,373,431.77             1.61
45.01 - 50.00                          20      15,951,705.23             2.07
50.01 - 55.00                          37      22,643,233.72             2.94
55.01 - 60.00                          54      34,156,330.49             4.44
60.01 - 65.00                          63      45,747,011.95             5.94
65.01 - 70.00                         116      81,589,267.13            10.60
70.01 - 75.00                         124      85,101,938.85            11.05
75.01 - 80.00                         736     438,084,660.22            56.89
80.01 - 85.00                           1         471,593.61             0.06
85.01 - 90.00                          14       5,792,769.02             0.75
90.01 - 95.00                           9       3,893,064.99             0.51
95.01 - 100.00                          1         661,901.08             0.09
-----------------------------   ---------   ----------------   --------------
Total:                              1,231    $770,059,782.10           100.00%

(1) As of the Cut-off Date, the weighted average Loan-To-Value Ratio at origination of the Mortgage Loans is expected to be approximately 72.49%.

           Current Mortgage Interest Rates of the Mortgage Loans (1)

                                               Aggregate            % of
                                Number Of   Stated Principal    Cut-off Date
                                Mortgage     Balance as of     Pool Principal
Mortgage Interest Rates (%)       Loans       Cut-off Date        Balance
-----------------------------   ---------   ----------------   --------------
4.751 - 5.000                           2      $1,290,000.00             0.17%
5.001 - 5.250                           5       3,158,395.29             0.41
5.251 - 5.500                          11       6,606,851.49             0.86
5.501 - 5.750                          30      17,562,524.10             2.28
5.751 - 6.000                          99      64,135,160.13             8.33
6.001 - 6.250                         243     153,275,779.99            19.90
6.251 - 6.500                         412     261,141,471.88            33.91
6.501 - 6.750                         255     166,364,347.81            21.60
6.751 - 7.000                         130      76,446,674.38             9.93
7.001 - 7.250                          30      14,620,770.86             1.90
7.251 - 7.500                           9       4,085,863.82             0.53
7.501 - 7.750                           3         770,841.14             0.10
8.251 - 8.500                           1         146,311.31             0.02
8.501 - 8.750                           1         454,789.90             0.06
-----------------------------   ---------   ----------------   --------------
Total:                              1,231    $770,059,782.10           100.00%

(1) As of the Cut-off Date, the weighted average Current Mortgage Interest Rate of the Mortgage Loans is expected to be approximately 6.438% per annum.

                     Gross Margin of the Mortgage Loans(1)

                                               Aggregate            % of
                                Number Of   Stated Principal    Cut-off Date
                                Mortgage     Balance as of     Pool Principal
Gross Margin (%)                  Loans       Cut-off Date        Balance
-----------------------------   ---------   ----------------   --------------
2.250                               1,231    $770,059,782.10           100.00%
-----------------------------   ---------   ----------------   --------------
Total:                              1,231    $770,059,782.10           100.00%

      (1) As of the Cut-off Date, the weighted average Gross Margin of the Mortgage Loans is expected to be approximately 2.250% per annum.

                    Rate Ceilings of the Mortgage Loans (1)

                                               Aggregate            % of
                                Number Of   Stated Principal    Cut-off Date
                                Mortgage     Balance as of     Pool Principal
Rate Ceilings (%)                 Loans       Cut-off Date        Balance
-----------------------------   ---------   ----------------   --------------
9.751 - 10.000                          2      $1,290,000.00             0.17%
10.001 - 10.250                         5       3,158,395.29             0.41
10.251 - 10.500                        10       6,115,851.49             0.79
10.501 - 10.750                        28      16,542,604.10             2.15
10.751 - 11.000                        94      61,307,869.93             7.96
11.001 - 11.250                       237     150,255,286.96            19.51
11.251 - 11.500                       404     256,316,825.04            33.29
11.501 - 11.750                       250     163,704,662.81            21.26
11.751 - 12.000                       126      73,736,441.20             9.58
12.001 - 12.250                        35      17,082,612.89             2.22
12.251 - 12.500                        17       8,909,510.66             1.16
12.501 - 12.750                         9       4,387,506.85             0.57
12.751 - 13.000                         9       5,537,523.38             0.72
13.001 - 13.250                         1         558,651.00             0.07
13.251 - 13.500                         1         492,000.00             0.06
13.501 - 13.750                         1          62,939.29             0.01
14.251 - 14.500                         1         146,311.31             0.02
14.501 - 14.750                         1         454,789.90             0.06
-----------------------------   ---------   ----------------   --------------
Total:                              1,231    $770,059,782.10           100.00%

      (1) As of the Cut-off Date, the weighted average Rate Ceiling of the Mortgage Loans is expected to be approximately 11.469% per annum.

              First Rate Adjustment Date of the Mortgage Loans (1)

                                               Aggregate            % of
                                Number Of   Stated Principal    Cut-off Date
                                Mortgage     Balance as of     Pool Principal
First Rate Adjustment Date        Loans       Cut-off Date        Balance
August 1,2009                           3      $1,134,709.90             0.15%
August 1,2011                          16       7,072,037.85             0.92
August 1,2012                           1         998,004.00             0.13
August 1,2013                           2       1,086,122.56             0.14
August 1,2016                          10       7,512,582.89             0.98
December 1,2009                         1          77,472.22             0.01
July 1,2009                             1          62,939.29             0.01
July 1,2011                            17       6,632,711.68             0.86
July 1,2013                             1         614,340.95             0.08
July 1,2016                             8       6,004,696.26             0.78
June 1,2011                             8       2,943,558.31             0.38
June 1,2013                             1         248,629.38             0.03
June 1,2016                             2         835,491.50             0.11
March 1,2009                            1         641,311.39             0.08
May 1,2013                              3       1,271,050.17             0.17
May 1,2016                              3       1,847,515.24             0.24
November 1,2015                         1         187,200.00             0.02
October 1,2009                          8       4,998,940.00             0.65
October 1,2011                         62      41,132,951.00             5.34
October 1,2013                         60      38,242,487.00             4.97
October 1,2016                        124      83,316,525.75            10.82
September 1,2009                       31      16,768,269.37             2.18
September 1,2011                      422     253,237,214.62            32.89
September 1,2013                      156     100,815,746.33            13.09
September 1,2016                      289     192,377,274.44            24.98
Total:                              1,231    $770,059,782.10           100.00%

(1) As of the Cut-off Date, the weighted average months to first Rate Adjustment Date for the Mortgage Loans is expected to be approximately 86 months.

                   Remaining Terms of the Mortgage Loans (1)

                                               Aggregate            % of
                                Number Of   Stated Principal    Cut-off Date
                                Mortgage     Balance as of     Pool Principal
Remaining Term (Months)           Loans       Cut-off Date        Balance
-----------------------------   ---------   ----------------   --------------
281 - 300                               2      $1,025,406.80             0.13%
341 - 360                           1,197     752,005,857.48            97.66
over 361                               32      17,028,517.82             2.21
-----------------------------   ---------   ----------------   --------------
Total:                              1,231    $770,059,782.10           100.00%

(1) As of the Cut-off Date, the weighted average remaining term to stated maturity of the Mortgage Loans is expected to be approximately 362 months.

             Credit Scoring of Mortgagors of the Mortgage Loans (1)

                                               Aggregate            % of
                                Number Of   Stated Principal    Cut-off Date
                                Mortgage     Balance as of     Pool Principal
Credit Scores                     Loans       Cut-off Date        Balance
-----------------------------   ---------   ----------------   --------------
801 - 850                              65     $40,842,882.49             5.30%
751 - 800                             505     324,578,969.79            42.15
701 - 750                             386     241,659,946.55            31.38
651 - 700                             235     139,897,507.97            18.17
601 - 650                              28      15,675,439.95             2.04
551 - 600                               1         416,088.80             0.05
Not Scored                             11       6,988,946.55             0.91
-----------------------------   ---------   ----------------   --------------
Total:                              1,231    $770,059,782.10           100.00%

(1) The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and TransUnion (Empirica).

Banc of America Securities LLC
--------------------------------------------------------------------------------

The issuer has filed a registration statement (including a prospectus) with the
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should read the prospectus in that registration statement and other documents
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and this offering. You may get these documents for free by visiting EDGAR on the
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dealer participating in the offering will arrange to send you the prospectus if
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The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of
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reasonableness of such assumptions or the likelihood that any such assumptions
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materials regarding any securities discussed herein supersedes all prior
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